UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2008

Structured Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium Fund
International Equity Dividend and Premium Fund
Structured Tax-Managed Equity Fund
Structured International Tax-Managed Equity Fund

Goldman Sachs Structured Tax-Advantaged Equity Funds

■	U.S. EQUITY DIVIDEND AND PREMIUM FUND

■	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

■	STRUCTURED TAX-MANAGED EQUITY FUND

■	STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	25
Financial Statements	46
Notes to the Financial Statements	50
Financial Highlights	64
Other Information	72

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options. Writing call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. The Fund’s options strategies may not fully protect it against declines in the value of the market. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including, options and financial futures. Derivative instruments may be illiquid, difficult to price, and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

The Goldman Sachs International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund is also subject to the risks associated with writing (selling) call options. Writing call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. The Fund’s options strategies may not fully protect it against declines in the value of the market. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price, and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

The Goldman Sachs Structured Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including, options and financial futures. Derivative instruments may be illiquid, difficult to price, and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

The Goldman Sachs Structured International Tax-Managed Equity Fund invests primarily in international equity securities. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price, and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs
U.S. Equity Dividend and Premium and the
Goldman Sachs International Equity Dividend
and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium and the Goldman Sachs International Equity Dividend and Premium Funds seek to maximize income and total return. Their portfolios consist primarily of large-cap, dividend-paying stocks. By investing in these securities, and through the use of option call writing, the Funds look to generate an attractive after-tax cash flow.

Goldman Sachs’ U.S. Equity Dividend and Premium and Goldman Sachs’ International Equity Dividend and Premium Funds’ Investment Process

A diversified portfolio:
■ Create a diversified large-cap equity portfolio that participates in all industries and sectors.
■ Emphasize higher dividend-paying stocks within each industry and sector.
Call options:
■ The Fund utilizes index call writing to enhance its cash flow.

■ We use proprietary quantitative techniques, including optimization tools, a risk model, and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index.

■ A fully invested, style-consistent portfolio.
■ Attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.
■ The Fund seeks to enhance after-tax return by generating distributions primarily from qualified dividends and long-term capital gains, both of which are subject to current favorable long-term tax rates of 15%.[1]

[1]	A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of the provision in the Internal Revenue Code for taxable years beginning after December 31, 2010.

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs U.S. Equity Dividend and Premium Fund during the six-month reporting period that ended June 30, 2008.

Performance Review

Over the six-month period ended June 30, 2008, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of −9.83%, −10.17% and −9.64%, respectively. These returns compare to the −11.91% and 1.13% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested) and the Lehman Brothers Aggregate Bond Index, respectively, over the same time period.

In keeping with our investment approach, we wrote monthly index call options on approximately 35% of the portfolio. The sale of call options obligates us to buy an index at a specified price, also known as the “strike price.” Call option writing tends to reduce volatility. Since inception, the realized daily volatility of the Fund has been about 90% of the realized volatility of the S&P 500 Index. In market environments with modest returns, call option writing could help the Fund outperform the benchmark. During periods of strong market appreciation, it is likely to contribute to the Fund’s underperformance. In markets with large, negative returns, call option writing could modestly help performance.

The Fund made distributions during the period. The Fund’s Class A, C and Institutional Shares distributed $0.11, $0.07, and $0.13 respectively in the first six months of 2008.

Market Review

During the six-month reporting period, the overall stock market, as measured by the S&P 500 Index, generated a return of −11.91%. Eight of the ten sectors in the Index were down for the period, led by the Financial Sector (−29.66%), Telecommunication Services (−17.38%), (+34.2%), Industrials (−13.62%), and Consumer Discretionary (−13.22%) sectors. The Energy Sector was the largest positive contributor (weight multiplied by performance) to the S&P 500 Index return (1.15%).

Portfolio Positioning and Highlights

During the period, the Fund performed consistent with its investment objective. We sold call options on the indexes — as our investment approach requires us to do — and the option premium added to the Fund’s total return. Because the stock market has been down, the options expired “out of the money,” which meant that the underlying security’s value was below the strike price, therefore the Fund benefited from the premium received from the sale of the call options.

Call option writing helped our performance in the first and second quarter of 2008. Stock selection, particularly within the information technology sector, helped our performance and contributed 1.4% to our excess return. We are also pleased with the Fund’s dividend yield during the reporting period. In keeping with our investment approach, we will

PORTFOLIO RESULTS

continue to invest in dividend-paying large cap stocks within each industry and sector in the S&P 500 Index in an attempt to offer investors growth potential. For the same reason, we will continue seeking to generate cash flow from the sale of call options.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Quantitative Equity Team

July 25, 2008

FUND BASICS

U.S. Equity Dividend and Premium Fund
as of June 30, 2008

PERFORMANCE REVIEW

	Fund Total Return		Lehman Brothers
January 1, 2008–June 30, 2008	(based on NAV)[1]	S&P 500 Index[2]	Aggregate Bond Index[3]

Class A	-9.83%	-11.91%	1.13%
Class C	-10.17	-11.91	1.13
Institutional	-9.64	-11.91	1.13

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 6/30/08	One Year	Since Inception	Inception Date

Class A	-16.97%	0.89%	8/31/05
Class C	-13.70	2.15	8/31/05
Institutional	-11.75	3.34	8/31/05

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.24%	1.26%
Class C	1.99	2.01
Institutional	0.84	0.86

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/08

		Since Inception
Class A Shares	One Year	(8/31/05)

Returns before taxes*	-16.97%	-0.89%
Returns after taxes on distributions**	-18.18	-0.05
Returns after taxes on distributions***	-9.60	0.79
and sale of Fund shares

The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

TOP 10 HOLDINGS AS OF 6/30/086

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	5.1%	Energy
Chevron Corp.	3.3	Energy
General Electric Co.	3.1	Capital Goods
International Business Machines Corp.	2.7	Technology Hardware & Equipment
Microsoft Corp.	2.3	Software & Services
Johnson & Johnson	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Pfizer, Inc.	2.0	Pharmaceuticals, Biotechnology & Life Sciences
AT&T, Inc.	1.8	Telecommunication Services
QUALCOMM, Inc.	1.8	Technology Hardware & Equipment
Bank of America Corp.	1.6	Diversified Financials

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 6/30/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any).

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs International Equity Dividend and Premium Fund for the period from inception on January 31, 2008 through June 30, 2008.

Performance Review

Over the period since inception, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of −6.02%, −6.29% and −5.72%, respectively. These returns compare to the −1.90% and 1.13% cumulative total returns of the Fund’s benchmarks, the MSCI EAFE Index (with dividends reinvested) and the Lehman Brothers Global Aggregate Bond Index, over the same time period.

In keeping with our investment approach, we wrote monthly index call options on approximately 35% of the portfolio. The sale of call options obligates us to buy an index at a specified price, also known as the “strike price.” Call option writing tends to reduce volatility. In market environments with smaller returns, call option writing could help the Fund outperform the benchmark. During periods of strong market appreciation, it is likely to contribute to the Fund’s underperformance.

The Fund made distributions during the period. The Fund’s Class A, C and Institutional Shares distributed $0.22, $0.18, and $0.23 respectively in 2008.

Market Review

The broad market, as measured by the MSCI EAFE, was down −1.90% over the period from inception through June 30, 2008. Five of the ten sectors in the Index declined, with Financials (−11.16%), Telecommunications (−10.11%), and Consumer Discretionary (−8.49%) experiencing the largest absolute losses. The Energy (+20.85%) sector was the largest positive contributor (weight multiplied by performance) to the Index’s gains during the period under review.

Portfolio Positioning and Highlights

During the period, the Fund performed consistent with its investment objective. We sold call options on the indexes — as our investment approach requires us to do — and the option premium added to the Fund’s total return. Because the stock market has been down, the options expired “out of the money,” which meant that the underlying security’s value was below the strike price, therefore the Fund benefited from the premium received from the sale of the call options.

Although call option writing helped our performance, stock selection — particularly within the Consumer Discretionary, Materials and Financials sectors hurt our performance. Stock selection within those sectors detracted from relative results by more than 3.0%.

During this time period, we found that in the Consumer Discretionary, Materials and Financials sectors, high dividend paying stocks underperformed their industry peers. (The Fund purchases the higher dividend paying stocks within each sector, but maintains sector weights.) For example, in the Materials sector, Mittal Steel Company, which does not pay a dividend, was up 52%. The three highest dividend paying names, however, were all down

PORTFOLIO RESULTS

between 10 and 25%. Historically, higher dividend paying stocks do not underperform over the long term.

We are also pleased with the Fund’s dividend yield during the reporting period. In keeping with our investment approach, we will continue to invest in dividend-paying large cap stocks within each industry and sector in the MSCI EAFE index in an attempt to offer investors growth potential. For the same reason, we will continue seeking to generate cash flow from the sale of call options.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Quantitative Equity Team

July 25, 2008

FUND BASICS

International Equity Dividend and Premium Fund
as of June 30, 2008

PERFORMANCE REVIEW

January 31, 2008 (inception)–			Lehman Brothers Global
June 30, 2008	Fund Total Return (based on NAV)[1]	MSCI EAFE Index[2]	Aggregate Bond Index[3]

Class A	-6.02%	-1.90%	1.13%
Class C	-6.29	-1.90	1.13
Institutional	-5.72	-1.90	1.13

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI EAFE Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Lehman Brothers Global Aggregate Bond Index, an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 6/30/08	Since Inception	Inception Date

Class A	-11.17%	1/31/08
Class C	-7.23	1/31/08
Institutional	-5.72	1/31/08

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.67%
Class C	2.05	2.42
Institutional	0.90	1.27

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/08

Since Inception
Class A Shares	(1/31/08)

Returns before taxes*	-11.17%
Returns after taxes on distributions**	N/A
Returns after taxes on distributions***	N/A
and sale of Fund shares

The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

TOP 10 HOLDINGS AS OF 6/30/086

Company	% of Net Assets	Line of Business

BP PLC ADR	3.1%	Energy
Nestle SA	1.7	Food, Beverage & Tobacco
Total SA	1.7	Energy
Deutsche Telekom AG	1.5	Telecommunication Services
BT Group PLC	1.3	Telecommunication Services
Novartis AG	1.3	Pharmaceuticals, Biotechnology & Life
		Sciences
Nissan Motor Co. Ltd.	1.2	Automobiles & Components
Schneider Electric SA	1.2	Capital Goods
GlaxoSmithKline PLC ADR	1.1	Pharmaceuticals, Biotechnology & Life Sciences
Enel SpA	1.0	Utilities

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 6/30/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any).

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Structured Tax-Management Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Structured Tax-Managed Equity and the Goldman Sachs Structured International Tax-Managed Equity Funds investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs’ Global Structured Tax-Management Investment Process

Goldman Sachs’ Structured investment process is a disciplined quantitative approach that has been consistently applied since 1989. With this Fund, the Structured investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■ Comprehensive	■ Extensive
■ Rigorous	■ Fundamental
■ Objective	■ Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and International equity securities using a proprietary model.

■ Benchmark driven
■ Sector and size neutral
■ Tax optimized

Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

■ A fully invested, style-consistent portfolio
■ Broad access to the total U.S. and International equity market
■ A consistent goal of maximizing after-tax risk-adjusted returns

PORTFOLIO RESULTS

Structured Tax-Managed Equity Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Structured Tax-Managed Equity Fund during the six-month reporting period that ended June 30, 2008.

Performance Review

Over the six-month reporting period that ended June 30, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of −11.39%, −11.62%, −11.66%, −11.12% and −11.40%, respectively. These returns compare to the −11.05% cumulative total return of the Fund’s benchmark, the Russell 3000 Index (the “Index”) (with dividends reinvested), over the same time period.

Our model is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Market Review

The broad market, as measured by the Index, returned −11.05% over the six-month period ended June 30, 2008. Eight of the ten sectors in the Index were down for the period, with Financials (−27.06%), Telecommunication Services (−16.93%), Consumer Discretionary (−15.34%) and Information Technology (−12.61%) experiencing the largest absolute losses. The Energy sector was the largest positive contributor (weight multiplied by performance) to the Index’s gains during the period (1.50%).

Portfolio Positioning and Highlights

The Structured Tax-Managed Equity Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market. The benchmark is the Index, which covers a range of issuers from large-to small cap stocks. Since inception, we are happy to say the Fund has not made a capital gains distribution.

In the first quarter of 2008, the Fund underperformed the benchmark. All of our themes contributed positively to relative returns, with Probability and Earnings quality contributing the most. However, stock selection was weak in the Consumer Discretionary Sector. Our overweights in Health Care and Internet Software and Services also hampered relative performance, although our exposures were no larger than normal.

PORTFOLIO RESULTS

In the second quarter of 2008, after a few difficult quarters, we saw a rebound in the performance of our quantitative model. Although the Fund has not fully recovered, we are pleased to report this initial step in the process. All of our themes drove performance and contributed positively to results. Momentum and Earnings Quality performed the best, and stock selection was strongest in the Materials sector.

During the second quarter, we made several enhancements to our process in an effort to improve performance. Some of these enhancements were motivated by the evidence of overcrowding by quantitative managers, or “quantcentration,” during August 2007.

Clearly, it has been an unusually long and difficult period for our portfolios and clients, but we continue to believe in the long-term efficacy of our process. In fact, we have learned a tremendous amount as we have delved into the reasons for our underperformance. The past eight months have been characterized by broad-based selling by managers in the quant space seeking to reduce their exposure to equities. We expect this to continue to subside, but change in the market’s views of quant factors is one of our areas of research. Consequently, we have introduced model and process enhancements, and continue to research the impact of the market environment on excess returns as well as other ways we can improve performance. For all these reasons, we expect our process to be more robust, and our risk-adjusted returns to be stronger, in the future. Our team and Goldman Sachs are committed to doing everything we can to achieve better performance in the future.

We thank you for your investment and will work to earn your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

July 25, 2008

FUND BASICS

Structured Tax-Managed Equity Fund
as of June 30, 2008

PERFORMANCE REVIEW

	Fund Total Return
January 1, 2008–June 30, 2008	(based on NAV)[1]	Russell 3000 Index[2]

Class A	-11.39%	-11.05%
Class B	-11.62	-11.05
Class C	-11.66	-11.05
Institutional	-11.12	-11.05
Service	-11.40	-11.05

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Since Inception	Inception Date

Class A	-21.83%	7.19%	-0.18%	4/3/00
Class B	-21.96	7.30	-0.23	4/3/00
Class C	-18.79	7.60	-0.26	4/3/00
Institutional	-16.96	8.85	0.91	4/3/00
Service	-17.35	8.30	0.41	4/3/00

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.09%	1.23%
Class B	1.84	1.98
Class C	1.84	1.98
Institutional	0.69	0.83
Service	1.19	1.33

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/08

			Since Inception
Class A Shares	One Year	Five Years	(4/3/00)

Returns before taxes*	-21.83%	7.19%	-0.18%
Returns after taxes on distributions**	-21.90	7.14	-0.22
Returns after taxes on distributions***	-13.99	6.25	-0.15
and sale of Fund shares

The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP 10 HOLDINGS AS OF 6/30/085

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	4.6%	Energy
AT&T, Inc.	3.1	Telecommunication Services
Microsoft Corp.	2.5	Software & Services
Bank of America Corp.	2.3	Diversified Financials
Chevron Corp.	2.1	Energy
McDonald’s Corp.	2.1	Consumer Services
CF Industries Holdings, Inc.	2.0	Materials
Stone Energy Corp.	1.9	Energy
Hewlett-Packard Co.	1.8	Technology Hardware & Equipment
Gilead Sciences, Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 6/30/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 3.5% of the Fund’s net assets at June 30, 2008.

PORTFOLIO RESULTS

Structured International Tax-Managed Equity Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Structured International

Tax-Managed Equity Fund for the period from inception on January 31, 2008 through June 30, 2008.

Performance Review

Over the period since inception, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of −2.20%, −2.40% and −2.00%, respectively. These returns compare to the −1.90% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (the “Index”) (with dividends reinvested), over the same time period.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Market Review

The broad market, as measured by the Index, was down −1.90% over the period from inception through June 30, 2008. Five of the ten sectors in the Index were down for the period, with Financials (−11.16%), Telecommunications (−10.11%), and Consumer Discretionary (−8.49%) experiencing the largest absolute losses. The Energy (+20.85%) sector was the largest positive contributor (weight multiplied by performance) to the Index’s gains during the period.

Portfolio Positioning and Highlights

The Structured International Tax-Managed Equity Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. The benchmark is the Index, which covers a range of issuers from large cap stocks. The goal of the Fund is to not generate a capital gains distribution.

During the reporting period, most of our investment themes were mixed. Management Impact detracted, while Momentum, Profitability and Earnings Quality performed the best. Among sectors, stock selection was weakest in the Telecommunications sector and added the most in the Financials sector.

We have recently introduced a series of enhancements, including the addition of new factors, modifications to existing factors, and the development of sector-specific factors. We regard many of the factors we have implemented and those we are currently researching as proprietary. This will help us reduce our reliance on factors that become

PORTFOLIO RESULTS

more commonplace and allow us to migrate our models over time to more unique return opportunities. In addition, we are enhancing our trading methodology to allow for more frequent rebalancing, which should help us take better advantage of data as it is reported while continuing to keep transaction costs as low as possible. We believe that by rebalancing our portfolios on a more frequent basis, we will be able to achieve more timely exposure to our investment themes and can better exploit shorter-lived information sources, thereby improving long-term results.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

July 25, 2008

FUND BASICS

Structured International Tax-Managed Equity Fund
as of June 30, 2008

PERFORMANCE REVIEW

January 31, 2008 (inception)–
June 30, 2008	Fund Total Return (based on NAV)[1]	MSCI EAFE Index[2]

Class A	-2.20%	-1.90%
Class C	-2.40	-1.90
Institutional	-2.00	-1.90

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	Since Inception	Inception Date

Class A	-7.56%	1/31/08
Class C	-3.38	1/31/08
Institutional	-2.00	1/31/08

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	1.78%
Class C	2.01	2.53
Institutional	0.86	1.38

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/08

Since Inception
Class A Shares	(1/31/08)

Returns before taxes*	-7.56%
Returns after taxes on distributions**	-7.56
Returns after taxes on distributions***	-7.56
and sale of Fund shares

The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

TOP 10 HOLDINGS AS OF 6/30/085

Company	% of Net Assets	Line of Business

Total SA	3.5%	Energy
BP PLC ADR	3.4	Energy
Banco Santander SA	3.0	Banks
Vivendi	2.5	Media
Intesa Sanpaolo SpA	2.4	Banks
Honda Motor Co. Ltd.	2.3	Automobiles & Components
Baloise Holding AG (Registered)	2.1	Insurance
Vodafone Group PLC ADR	2.0	Telecommunication Services
E.ON AG	2.0	Utilities
Sanofi-Aventis SA	1.9	Pharmaceuticals, Biotechnology & Life Sciences

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 6/30/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 1.2% of the Fund’s net assets at June 30, 2008.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 97.7%

Automobiles & Components – 0.3%
3,900	Autoliv, Inc.	$181,818
48,400	General Motors Corp.	556,600

		738,418

Banks – 3.4%
10,600	BB&T Corp.	241,362
9,000	Fannie Mae	175,590
106,450	Fifth Third Bancorp	1,083,661
31,400	FirstMerit Corp.	512,134
9,850	Freddie Mac	161,540
88,250	Huntington Bancshares, Inc.	509,202
99,650	New York Community Bancorp, Inc.	1,777,756
46,700	Regions Financial Corp.	509,497
82,000	U.S. Bancorp(a)	2,286,980
145,850	Wachovia Corp.	2,265,050
22,750	Washington Mutual, Inc.	112,158
9,000	Wells Fargo & Co.	213,750

		9,848,680

Capital Goods – 8.8%
13,900	3M Co.	967,301
200	Carlisle Companies, Inc.	5,800
27,350	Caterpillar, Inc.	2,018,977
8,500	Deere & Co.	613,105
63,300	Emerson Electric Co.	3,130,185
450	First Solar, Inc.*	122,769
1,400	Foster Wheeler Ltd.*	102,410
750	General Dynamics Corp.	63,150
332,550	General Electric Co.(a)	8,875,759
11,600	Honeywell International, Inc.	583,248
14,100	Lockheed Martin Corp.	1,391,106
39,850	Masco Corp.	626,841
9,750	Northrop Grumman Corp.	652,275
42,825	PACCAR, Inc.	1,791,370
7,000	Pall Corp.	277,760
4,100	Raytheon Co.	230,748
23,750	The Boeing Co.	1,560,850
4,000	Timken Co.	131,760
34,350	United Technologies Corp.	2,119,395

		25,264,809

Commercial Services & Supplies – 0.4%
117,700	Steelcase, Inc. Class A	1,180,531

Consumer Durables & Apparel – 1.6%
8,800	Blyth, Inc.	105,864
28,750	D.R. Horton, Inc.	311,938
70,050	Eastman Kodak Co.	1,010,821
12,350	KB HOME	209,085
25,100	Leggett & Platt, Inc.	420,927
3,650	M.D.C. Holdings, Inc.	142,569
83,300	Mattel, Inc.	1,426,096
1,200	Snap-On, Inc.	62,412
7,400	The Stanley Works	331,742
6,050	VF Corp.	430,639

		4,452,093

Consumer Services – 2.4%
85,050	Carnival Corp.	2,803,248
2,600	Hillenbrand, Inc.	55,640
69,300	McDonald’s Corp.	3,896,046
900	Yum! Brands, Inc.	31,581

		6,786,515

Diversified Financials – 5.9%
144,150	Allied Capital Corp.(a)	2,002,244
96,050	American Capital Strategies Ltd.	2,283,109
192,050	Bank of America Corp.(a)	4,584,234
5,800	Bank of New York Mellon Corp.	219,414
4,550	Capital One Financial Corp.	172,946
78,900	Citigroup, Inc.(b)	1,322,364
1,750	Discover Financial Services	23,047
7,150	Jefferies Group, Inc.	120,263
102,150	JPMorgan Chase & Co.	3,504,766
7,150	Lehman Brothers Holdings, Inc.	141,641
35,450	Merrill Lynch & Co., Inc.	1,124,119
37,050	Morgan Stanley	1,336,393
1,900	SLM Corp.*	36,765

		16,871,305

Energy – 15.2%
6,750	Baker Hughes, Inc.	589,545
2,000	Cameron International Corp.*	110,700
12,250	Chesapeake Energy Corp.	808,010
94,000	Chevron Corp.(b)	9,318,220
4,150	ConocoPhillips	391,718
2,600	Consol Energy, Inc.	292,162
165,400	Exxon Mobil Corp.(a)	14,576,702
15,650	Frontline Ltd.	1,092,057
84,200	Halliburton Co.	4,468,494
36,250	Marathon Oil Corp.	1,880,288
16,400	National-Oilwell Varco, Inc.*	1,455,008
9,850	Noble Corp.	639,856
26,600	Occidental Petroleum Corp.	2,390,276
990	Patriot Coal Corp.*	151,757
6,150	Patterson-UTI Energy, Inc.	221,646
9,900	Peabody Energy Corp.	871,695
12,300	Schlumberger Ltd.	1,321,389
5,550	Smith International, Inc.	461,427
16,825	Spectra Energy Corp.	483,551
10,850	Sunoco, Inc.	441,486
8,400	The Williams Companies, Inc.	338,604
20,100	Valero Energy Corp.	827,718
8,600	Weatherford International Ltd.*	426,474

		43,558,783

Food & Staples Retailing – 1.8%
7,950	Costco Wholesale Corp.	557,613
11,550	CVS/Caremark Corp.	457,034
7,550	Sysco Corp.	207,700
67,650	Wal-Mart Stores, Inc.	3,801,930
1,350	Whole Foods Market, Inc.	31,981

		5,056,258

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Food, Beverage & Tobacco – 6.3%
38,950	Altria Group, Inc.	$800,812
37,850	Anheuser-Busch Companies, Inc.(a)	2,351,242
9,050	General Mills, Inc.	549,968
61,350	H.J. Heinz Co.	2,935,597
100,891	Kraft Foods, Inc. Class A(b)	2,870,349
9,100	Lancaster Colony Corp.	275,548
35,400	PepsiCo, Inc.	2,251,086
38,950	Philip Morris International, Inc.	1,923,741
17,800	Reynolds American, Inc.	830,726
54,950	The Coca-Cola Co.	2,856,301
7,100	UST, Inc.	387,731

		18,033,101

Health Care Equipment & Services – 2.1%
11,500	Aetna, Inc.	466,095
10,900	Baxter International, Inc.	696,946
900	Becton, Dickinson and Co.	73,170
7,300	Cardinal Health, Inc.	376,534
1,950	Covidien Ltd.	93,386
7,500	Express Scripts, Inc.*	470,400
2,600	Hill-Rom Holdings, Inc.	70,148
8,000	Hologic, Inc.*	174,400
4,650	Humana, Inc.*	184,930
750	Intuitive Surgical, Inc.*	202,050
15,000	Medco Health Solutions, Inc.*	708,000
34,400	Medtronic, Inc.	1,780,200
750	Stryker Corp.	47,160
27,150	UnitedHealth Group, Inc.	712,688
100	WellPoint, Inc.*	4,766

		6,060,873

Household & Personal Products – 2.7%
3,400	Avon Products, Inc.	122,468
60,300	Kimberly-Clark Corp.	3,604,734
62,150	Procter & Gamble Co.	3,779,342
850	The Clorox Co.	44,370
5,600	The Estee Lauder Companies, Inc. Class A	260,120

		7,811,034

Insurance – 1.7%
39,850	American International Group, Inc.	1,054,431
34,850	Fidelity National Title Group, Inc. Class A	439,110
10,950	Lincoln National Corp.	496,254
12,400	OneBeacon Insurance Group Ltd.	217,868
22,750	Principal Financial Group, Inc.	954,817
3,950	StanCorp Financial Group, Inc.	185,492
11,100	The Allstate Corp.	506,049
36,550	The Progressive Corp.	684,216
15,700	Unitrin, Inc.	432,849
300	XL Capital Ltd. Class A	6,168

		4,977,254

Materials – 4.8%
32,900	Alcoa, Inc.	1,171,898
82,700	E.I. du Pont de Nemours & Co.(a)	3,547,003
10,150	Freeport-McMoRan Copper & Gold, Inc.	1,189,478
3,200	Monsanto Co.	404,608
27,500	Nucor Corp.	2,053,425
5,450	Olin Corp.	142,681
100	Rohm & Haas Co.	4,644
16,450	Southern Copper Corp.	1,754,064
64,000	The Dow Chemical Co.	2,234,240
5,950	United States Steel Corp.	1,099,441
1,150	Weyerhaeuser Co.	58,811
11,550	Worthington Industries, Inc.	236,775

		13,897,068

Media – 1.9%
14,750	Clear Channel Communications, Inc.	519,200
7,700	Comcast Corp. Class A	146,069
57,200	Entercom Communications Corp. Class A	401,544
7,250	Idearc, Inc.	17,037
153,900	Regal Entertainment Group Class A	2,351,592
7,550	The McClatchy Co. Class A	51,189
30,150	The New York Times Co. Class A	464,009
43,900	The Walt Disney Co.(b)	1,369,680
160	The Washington Post Co. Class B	93,904
15,250	Warner Music Group Corp.	108,885

		5,523,109

Pharmaceuticals, Biotechnology & Life Sciences – 8.8%
27,850	Abbott Laboratories	1,475,215
16,600	Amgen, Inc.*	782,856
3,400	Biogen Idec, Inc.*	190,026
86,650	Bristol-Myers Squibb Co.	1,778,924
27,150	Celgene Corp.*	1,734,070
67,700	Eli Lilly & Co.	3,125,032
22,500	Gilead Sciences, Inc.*	1,191,375
98,000	Johnson & Johnson	6,305,320
13,350	Merck & Co., Inc.	503,162
321,800	Pfizer, Inc.(b)	5,621,846
5,750	Thermo Fisher Scientific, Inc.*	320,448
46,200	Wyeth	2,215,752

		25,244,026

Real Estate Investment Trust – 1.1%
12,050	General Growth Properties, Inc.	422,112
4,400	ProLogis	239,140
25,000	Simon Property Group, Inc.	2,247,250
1,800	Vornado Realty Trust	158,400

		3,066,902

Retailing – 1.3%
2,500	Amazon.com, Inc.*	183,325
4,300	Barnes & Noble, Inc.	106,812
3,300	Best Buy Co., Inc.	130,680

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Retailing – (continued)

1,750	Macy’s, Inc.	$33,985
31,300	RadioShack Corp.	384,051
27,950	Saks, Inc.*	306,891
97,800	Staples, Inc.	2,322,750
2,300	The Sherwin-Williams Co.	105,639

		3,574,133

Semiconductors & Semiconductor Equipment – 2.9%
10,400	Analog Devices, Inc.	330,408
97,750	Intel Corp.	2,099,670
28,100	Linear Technology Corp.	915,217
8,350	MEMC Electronic Materials, Inc.*	513,859
90,950	Microchip Technology, Inc.	2,777,613
62,700	Texas Instruments, Inc.	1,765,632
1,400	Xilinx, Inc.	35,350

		8,437,749

Software & Services – 5.7%
46,850	Accenture Ltd. Class A	1,907,732
2,750	Akamai Technologies, Inc.*	95,673
4,800	Autodesk, Inc.*	162,288
40,800	Automatic Data Processing, Inc.	1,709,520
600	Citrix Systems, Inc.*	17,646
3,430	Google, Inc. Class A*	1,805,621
700	Mastercard, Inc. Class A	185,864
238,350	Microsoft Corp.(a)	6,557,008
69,100	Oracle Corp.*	1,451,100
42,250	Paychex, Inc.	1,321,580
200	VeriFone Holdings, Inc.*	2,390
2,200	VeriSign, Inc.*	83,160
45,800	Yahoo!, Inc.*	946,228

		16,245,810

Technology Hardware & Equipment – 7.3%
6,950	ADTRAN, Inc.	165,688
20,850	Apple, Inc.*	3,491,124
49,400	Cisco Systems, Inc.*	1,149,044
21,050	Corning, Inc.	485,203
14,200	EMC Corp.*	208,598
51,600	Hewlett-Packard Co.	2,281,236
66,150	International Business Machines Corp.	7,840,759
15,450	Motorola, Inc.	113,403
116,550	QUALCOMM, Inc.(a)	5,171,324

		20,906,379

Telecommunication Services – 4.0%
156,128	AT&T, Inc.(b)	5,259,952
20,300	Citizens Communications Co.	230,202
20,700	Embarq Corp.	978,489
861	FairPoint Communications, Inc.	6,208
45,700	Verizon Communications, Inc.	1,617,780
280,150	Windstream Corp.	3,457,051

		11,549,682

Transportation – 2.6%
4,750	C.H. Robinson Worldwide, Inc.	260,490
62,350	Norfolk Southern Corp.	3,907,475
55,250	United Parcel Service, Inc. Class B	3,396,217

		7,564,182

Utilities – 4.7%
48,950	Ameren Corp.	2,067,159
59,650	Consolidated Edison, Inc.	2,331,718
10,900	Dominion Resources, Inc.	517,641
22,650	DTE Energy Co.	961,266
130,950	Duke Energy Corp.	2,275,911
15,700	Energy East Corp.	388,104
1,473	Integrys Energy Group, Inc.	74,873
5,000	Nicor, Inc.	212,950
9,450	Pinnacle West Capital Corp.	290,776
4,450	PNM Resources, Inc.	53,222
15,800	Progress Energy, Inc.	660,914
108,050	Southern Co.	3,773,106

		13,607,640

TOTAL COMMON STOCKS
(Cost $315,588,806)		$280,256,334

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 4.3%

JPMorgan Chase Euro – Time Deposit
$12,167,219	1.922%	07/01/08	$12,167,219
(Cost $12,167,219)

TOTAL INVESTMENTS – 102.0%
(Cost $327,756,025)			$292,423,553

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.0)%			(5,641,620)

NET ASSETS – 100.0%			$286,781,933

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is held as collateral for call options written.

(b)	All or a portion of security is segregated for initial margin requirements on futures transactions.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Loss

S&P 500 E-mini	91	September 2008	$5,829,005	$(358,960)

WRITTEN OPTIONS — For the six months ended June 30, 2008, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding December 31, 2007	675	$3,545,600

Contracts written	1,194	6,428,806
Contracts expired	(1,301)	(6,874,774)

Contracts Outstanding June 30, 2008	568	$3,099,632

At June 30, 2008, the Fund had outstanding written options as follows:

	Number of	Exercise	Expiration
Call Options	Contracts	Rate	Month	Value

S&P 500 Index	568	$1,325	September 2008	$(1,925,520)
(Premiums Received $3,099,632)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 82.8%

Australia – 5.9%
4,715	Australia & New Zealand Banking Group Ltd. (Banks)	$84,741
4,724	BHP Billiton Ltd. (Materials)	201,055
1,997	BlueScope Steel Ltd. (Materials)	21,699
2,315	Boral Ltd. (Materials)	12,541
877	Brambles Ltd. (Commercial Services & Supplies)	7,340
6,985	Caltex Australia Ltd. (Energy)	87,277
1,395	Commonwealth Bank of Australia (Banks)	53,791
162	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,545
8,282	CSR Ltd. (Capital Goods)	19,427
2,021	Foster’s Group Ltd. (Food, Beverage & Tobacco)	9,825
16,092	Goodman Fielder Ltd. (Food, Beverage & Tobacco)	21,682
2,787	Macquarie Communications Infrastructure Group (Media)	8,148
4,545	National Australia Bank Ltd. (Banks)	115,404
49,109	Oxiana Ltd. (Materials)	122,986
4,133	Qantas Airways Ltd. (Transportation)	12,044
2,354	Sonic Healthcare Ltd. (Health Care Equipment & Services)	32,872
6,220	Suncorp-Metway Ltd. (Insurance)	77,943
2,194	TABCORP Holdings Ltd. (Consumer Services)	20,629
9,159	Telstra Corp. Ltd. (Telecommunication Services)	37,216
6,797	Transurban Group (Transportation)	27,632
2,311	Wesfarmers Ltd. (Food & Staples Retailing)	82,582
5,727	Westfield Group (REIT) (Real Estate)	89,488
2,015	Westpac Banking Corp. (Banks)	38,702
74	Woodside Petroleum Ltd. (Energy)	4,783

		1,195,352

Austria – 0.4%
59	OMV AG (Energy)	4,610
156	Telekom Austria AG (Telecommunication Services)	3,380
669	Voestalpine AG (Materials)	54,748
650	Wienerberger AG (Capital Goods)	27,178

		89,916

Belgium – 1.0%
1,089	Compagnie Maritime Belge SA (Transportation)	66,061
5,390	Fortis (Diversified Financials)	85,617
649	InBev NV (Food, Beverage & Tobacco)	44,873

		196,551

Bermuda – 0.8%
2,300	Frontline Ltd. (Energy)	161,428

Denmark – 0.8%
700	Bang & Olufsen A/S Class B (Consumer Durables & Apparel)	28,217
1,900	TrygVesta AS (Insurance)	134,107

		162,324

Finland – 1.6%
693	Kesko Oyj Class B (Food & Staples Retailing)	22,299
2,844	Nokia Oyj (Technology Hardware & Equipment)	69,515
7,291	Orion Oyj Class B (Pharmaceuticals, Biotechnology & Life Sciences)	144,805
2,878	Sampo Oyj Class A (Insurance)	72,297
485	Uponor Oyj (Capital Goods)	7,106

		316,022

France – 8.1%
1,234	AXA SA (Insurance)	36,361
398	BNP Paribas (Banks)	35,827
3,569	Credit Agricole SA (Banks)	72,452
4,694	France Telecom SA (Telecommunication Services)	137,661
688	Legrand SA (Capital Goods)	17,313
9,186	Natixis (Banks)	101,118
560	Neopost SA (Technology Hardware & Equipment)	59,041
646	PPR (Retailing)	71,314
2,335	Renault SA (Automobiles & Components)	190,037
1,886	Sanofi-Aventis SA (Pharmaceuticals, Biotechnology & Life Sciences)	125,322
2,208	Schneider Electric SA (Capital Goods)	237,532
1,763	Societe Generale (Banks)	152,850
7,918	Thomson (Consumer Durables & Apparel)	41,053
3,972	Total SA (Energy)(a)	338,090
142	Unibail-Rodamco (REIT) (Real Estate)	32,699

		1,648,670

Germany – 7.9%
18	Allianz SE (Registered) (Insurance)	3,166
11,609	Altana AG (Materials)	200,001
2,172	BASF SE (Materials)	149,697
1,487	Daimler AG (Registered) (Automobiles & Components)	92,232
1,266	Deutsche Bank AG (Registered) (Diversified Financials)	109,287
4,129	Deutsche Lufthansa AG (Registered) (Transportation)	88,962
1,630	Deutsche Post AG (Registered) (Transportation)	42,558
19,010	Deutsche Telekom AG (Telecommunication Services)(a)	311,578
356	E.ON AG (Utilities)	71,750

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

1,169	ProSiebenSat.1 Media AG Preference Shares (Media)	$11,686
1,241	RWE AG (Utilities)	156,683
1,798	RWE AG Preference Shares (Utilities)	180,873
702	SAP AG (Software & Services)	36,741
1,419	Siemens AG (Registered) (Capital Goods)	157,310

		1,612,524

Greece – 0.7%
3,741	Motor Oil Hellas Corinth Refineries SA (Energy)	75,997
1,740	OPAP SA (Consumer Services)	60,881

		136,878

Ireland – 0.3%
1,537	Allied Irish Banks PLC (Banks)	23,687
4,176	Bank of Ireland (Banks)	36,019
780	Irish Life & Permanent PLC (Insurance)	8,026

		67,732

Italy – 3.3%
21,970	Enel SpA (Utilities)	208,416
784	ENI SpA (Energy)	29,126
30,270	Intesa Sanpaolo SpA (Banks)	172,080
23,134	Intesa Sanpaolo SpA RNC (Banks)	119,205
9,516	Parmalat SpA (Food, Beverage & Tobacco)	24,755
6,824	Telecom Italia SpA (Telecommunication Services)	13,648
67,226	Telecom Italia SpA RNC (Telecommunication Services)	108,528

		675,758

Japan – 18.5%
880	Acom Co. Ltd. (Diversified Financials)	27,238
2,700	Aderans Holdings Co. Ltd. (Household & Personal Products)	52,126
200	Advantest Corp. (Semiconductors & Semiconductor Equipment)	4,215
100	Aeon Credit Service Co. Ltd. (Diversified Financials)	1,253
400	Autobacs Seven Co. Ltd. (Retailing)	11,197
3,300	Canon, Inc. (Technology Hardware & Equipment)	169,871
3,000	Central Glass Co. Ltd. (Capital Goods)	12,244
400	Chubu Electric Power Co., Inc. (Utilities)	9,771
100	Citizen Holdings Co. Ltd. (Technology Hardware & Equipment)	763
4,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	58,888
500	Daifuku Co. Ltd. (Capital Goods)	4,928

400	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	11,019
1,000	Denki Kagaku Kogyo Kabushiki Kaisha (Materials)	3,708
500	Denso Corp. (Automobiles & Components)	17,221
68	eAccess Ltd. (Software & Services)	35,021
8	East Japan Railway Co. (Transportation)	65,162
1,600	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	56,518
500	Fanuc Ltd. (Capital Goods)	48,899
800	Hokkaido Electric Power Co., Inc. (Utilities)	16,293
400	Honda Motor Co. Ltd. (Automobiles & Components)	13,651
1,500	Hoya Corp. (Technology Hardware & Equipment)	34,743
1	Japan Real Estate Investment Corp. (REIT) (Real Estate)	10,562
6	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	25,589
2,400	JFE Holdings, Inc. (Materials)	121,004
1,000	Kao Corp. (Household & Personal Products)	26,252
500	Komatsu Ltd. (Capital Goods)	13,963
4,000	Kubota Corp. (Capital Goods)	28,748
1,800	Lawson, Inc. (Food & Staples Retailing)	87,696
5,400	Marui Group Co. Ltd. (Retailing)	42,041
3,000	Matsushita Electric Industrial Co. Ltd. (Consumer Durables & Apparel)	64,181
4,000	Matsushita Electric Works Ltd. (Capital Goods)	40,818
300	Meitec Corp. (Commercial Services & Supplies)	8,508
1,500	Mitsubishi Corp. (Capital Goods)	49,426
3,000	Mitsubishi Estate Co. Ltd. (Real Estate)	68,684
9,000	Mitsubishi Rayon Co. Ltd. (Materials)	28,388
7,400	Mitsubishi UFJ Financial Group, Inc. (Banks)	65,397
3,000	Mitsui & Co. Ltd. (Capital Goods)	66,213
1,000	Mitsui Fudosan Co. Ltd. (Real Estate)	21,403
17,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	50,198
1,000	Mitsui OSK Lines Ltd. (Transportation)	14,262
300	Mitsui Sumitomo Insurance Group Holdings, Inc. (Insurance)*	10,368
24	Mizuho Financial Group, Inc. (Banks)	111,668

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

200	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	$9,436
3,000	NEC Corp. (Technology Hardware & Equipment)	15,751
200	Nintendo Co. Ltd. (Software & Services)	113,415
1	Nippon Building Fund, Inc. (REIT) (Real Estate)	11,793
3,000	Nippon Express Co. Ltd. (Transportation)	14,408
8,000	Nippon Kayaku Co. Ltd. (Materials)	49,756
5	Nippon Paper Group, Inc. (Materials)	13,679
2,000	Nippon Steel Corp. (Materials)	10,839
2	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	9,869
9,000	Nippon Yusen KK (Transportation)	86,686
25,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	65,736
30,000	Nissan Motor Co. Ltd. (Automobiles & Components)	249,164
1,000	NSK Ltd. (Capital Goods)	8,762
5,000	NTN Corp. (Capital Goods)	33,340
75	NTT DoCoMo, Inc. (Telecommunication Services)	110,005
1,400	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	77,213
700	Oracle Corp. Japan (Software & Services)	28,538
3,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	54,298
100	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	5,774
600	Sankyo Co. Ltd. (Consumer Durables & Apparel)	39,094
1,000	Sanwa Holdings Corp. (Capital Goods)	3,794
5	Sapporo Hokuyo Holdings, Inc. (Banks)	33,833
223	SBI Holdings, Inc. (Diversified Financials)	48,807
2,400	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	21,009
4,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	27,280
6,000	Sekisui House Ltd. (Consumer Durables & Apparel)	56,096
1,000	Sharp Corp. (Consumer Durables & Apparel)	16,301
4,600	Showa Shell Sekiyu KK (Energy)	50,501
1,000	Sompo Japan Insurance, Inc. (Insurance)	9,403
300	Sony Corp. (Consumer Durables & Apparel)	13,150

200	Sumco Corp. (Semiconductors & Semiconductor Equipment)	4,431
8,800	Sumitomo Corp. (Capital Goods)	115,617
3,000	Sumitomo Metal Industries Ltd. (Materials)	13,209
10	Sumitomo Mitsui Financial Group, Inc. (Banks)	75,202
3,600	Sumitomo Rubber Industries, Inc. (Automobiles & Components)	26,927
200	T&D Holdings, Inc. (Insurance)	12,336
1,100	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	55,946
1,640	Takefuji Corp. (Diversified Financials)	22,838
300	TDK Corp. (Technology Hardware & Equipment)	17,951
13,000	Teijin Ltd. (Materials)	44,606
2,500	The Kansai Electric Power Co., Inc. (Utilities)	58,568
13,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	90,820
2,400	The Tokyo Electric Power Co., Inc. (Utilities)	61,796
200	Tohoku Electric Power Co., Inc. (Utilities)	4,356
1,300	Tokio Marine Holdings, Inc. (Insurance)	50,668
2,600	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	42,106
3,000	TonenGeneral Sekiyu KK (Energy)	27,253
3,000	Toshiba Corp. (Technology Hardware & Equipment)	22,133
1,800	Toyota Motor Corp. (Automobiles & Components)	84,967
590	USS Co. Ltd. (Retailing)	38,983

		3,768,541

Luxembourg – 0.1%
299	ArcelorMittal (Materials)	29,384

Netherlands – 3.4%
6,088	Aegon NV (Insurance)	80,037
6,092	ING Groep NV CVA (Diversified Financials)	192,615
814	Koninklijke Philips Electronics NV (Capital Goods)	27,566
3,476	Royal Dutch Shell PLC Class A (Energy)	142,143
2,225	Royal Dutch Shell PLC Class B (Energy)	89,097
5,317	Unilever NV CVA (Food, Beverage & Tobacco)	150,357

		681,815

New Zealand – 0.1%
3,296	Fletcher Building Ltd. (Materials)	15,942

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
New Zealand – (continued)

703	Telecom Corp. of New Zealand Ltd. (Telecommunication Services)	$1,910
2,786	Vector Ltd. (Utilities)	4,075

		21,927

Norway – 0.5%
800	DnB NOR ASA (Banks)	10,163
5,800	Norsk Hydro ASA (Materials)	84,572
150	StatoilHydro ASA (Energy)	5,597

		100,332

Portugal – 0.4%
3,640	CIMPOR-Cimentos de Portugal, SGPS, SA (Materials)	24,408
4,424	Portugal Telecom, SGPS, SA (Registered) (Telecommunication Services)	50,037

		74,445

Spain – 3.3%
1,754	ACS Actividades de Construccion y Servicios SA (Capital Goods)	87,768
6,483	Antena 3 de Television SA (Media)	52,850
4,998	Banco Bilbao Vizcaya Argentaria SA (Banks)	95,230
10,074	Banco Santander SA (Banks)	183,791
7,437	Gestevision Telecinco SA (Media)	94,705
3,047	Iberdrola SA (Utilities)	40,598
8,564	Iberia Lineas Aereas de Espana (Transportation)	20,389
59	Indra Sistemas SA (Software & Services)	1,530
2,388	Repsol YPF SA (Energy)	93,715

		670,576

Sweden – 1.8%
1,700	Axfood AB (Food & Staples Retailing)	56,068
5,100	Boliden AB (Materials)	41,178
2,000	D. Carnegie & Co. AB (Diversified Financials)	26,592
4,000	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	41,594
6,400	Volvo AB Class A (Capital Goods)	75,042
10,100	Volvo AB Class B (Capital Goods)	122,988

		363,462

Switzerland – 6.4%
1,745	ABB Ltd. (Registered) (Capital Goods)*	49,394
5,279	Ciba Holding AG (Materials)	151,984
622	Compagnie Financiere Richemont SA (Consumer Durables & Apparel)	34,518
72	Holcim Ltd. (Registered) (Materials)	5,820

65	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	8,983
7,860	Nestle SA (Registered) (Food, Beverage & Tobacco)	354,208
4,666	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	256,780
638	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	114,695
10,271	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	106,260
7,065	UBS AG (Registered) (Diversified Financials)*	147,222
276	Zurich Financial Services AG (Registered) (Insurance)	70,340

		1,300,204

United Kingdom – 17.5%
2,037	Anglo American PLC (Materials)	143,067
2,049	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	87,121
8,765	Aviva PLC (Insurance)	86,898
8,521	Barclays PLC (Banks)	48,344
2,256	BHP Billiton PLC (Materials)	86,518
9,068	BP PLC ADR (Energy)	630,861
3,646	British American Tobacco PLC (Food, Beverage & Tobacco)	125,766
65,764	BT Group PLC (Telecommunication Services)	260,538
3,918	Cadbury PLC (Food, Beverage & Tobacco)	49,145
872	Carnival PLC (Consumer Services)	27,685
10,769	Cattles PLC (Diversified Financials)	28,533
4,796	Centrica PLC (Utilities)	29,498
8,288	Diageo PLC (Food, Beverage & Tobacco)	151,847
12,332	Electrocomponents PLC (Technology Hardware & Equipment)	35,968
2,632	Friends Provident PLC (Insurance)	5,322
5,163	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	228,308
94	Hammerson PLC (REIT) (Real Estate)	1,665
4,957	HBOS PLC (Banks)	27,139
3,155	HSBC Holdings PLC (Banks)	48,579
5,441	Investec PLC (Diversified Financials)	33,130
19,589	Kingfisher PLC (Retailing)	43,429
1,670	Land Securities Group PLC (REIT) (Real Estate)	40,753
23,028	Lloyds TSB Group PLC (Banks)	141,284
4,530	Mondi PLC (Materials)	26,589

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

7,984	National Grid PLC (Utilities)	$104,657
1,812	Persimmon PLC (Consumer Durables & Apparel)	11,341
45,925	Rentokil Initial PLC (Commercial Services & Supplies)	90,457
15,084	Rexam PLC (Materials)	115,877
1,477	Rio Tinto PLC (Materials)	177,872
38,901	Royal Bank of Scotland Group PLC (Banks)	165,608
15,851	RSA Insurance Group PLC (Insurance)	39,462
2,460	Scottish & Southern Energy PLC (Utilities)	68,543
1,661	Tate & Lyle PLC (Food, Beverage & Tobacco)	13,089
18,421	Taylor Wimpey PLC (Consumer Durables & Apparel)	22,566
805	Tesco PLC (Food & Staples Retailing)	5,888
40,521	Tomkins PLC (Capital Goods)	121,315
9,462	Trinity Mirror PLC (Media)	20,405
4,300	Unilever PLC (Food, Beverage & Tobacco)	122,172
1,189	Vodafone Group PLC ADR (Telecommunication Services)	35,028
5,983	William Hill PLC (Consumer Services)	37,944
897	Wolseley PLC (Capital Goods)	6,683
8,564	Yell Group PLC (Media)	11,949
		3,558,843

TOTAL COMMON STOCKS
(Cost $18,690,600)		$16,832,684

Exchange Traded Funds – 8.0%

Other – 8.0%
15,138	iShares MSCI EAFE Index Fund	$1,039,981
22,700	iShares MSCI Hong Kong Index Fund(a)	384,311
16,900	iShares MSCI Singapore Index Fund	209,222

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,745,735)		$1,633,514

		Expiration
Units	Description	Month	Value

Rights* – 0.0%
United Kingdom – 0.0%
1,825	Barclays PLC (Banks)	07/08	$103
1,982	HBOS PLC (Banks)	07/08	424

TOTAL RIGHTS
(Cost $0)			$527

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 0.4%

JPMorgan Chase Euro – Time Deposit
$91,527	1.922%	07/01/08	$91,527
(Cost $91,527)

TOTAL INVESTMENTS – 91.2%
(Cost $20,527,862)			$18,558,252

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.8%			1,783,252

NET ASSETS – 100.0%			$20,341,504

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
REIT	—	Real Estate Investment Trust
RNC	—	Risparmio Non-Convertible Saving Shares

As a % of
Net Assets

Investments Industry Classifications†

Automobiles & Components	3.3%
Banks	10.4
Capital Goods	6.9
Commercial Services & Supplies	0.7
Consumer Durables & Apparel	1.9
Consumer Services	0.7
Diversified Financials	3.5
Energy	8.7
Exchange Traded Funds	8.0
Food & Staples Retailing	1.2
Food, Beverage & Tobacco	5.3
Health Care Equipment & Services	0.2
Household & Personal Products	0.4
Insurance	3.6
Materials	9.9
Media	1.0
Pharmaceuticals, Biotechnology & Life Sciences	5.8
Real Estate	1.3
Retailing	1.0
Semiconductors & Semiconductor Equipment	0.8
Short-term Investment	0.4
Software & Services	1.1
Technology Hardware & Equipment	2.7
Telecommunication Services	5.3
Transportation	2.2
Utilities	4.9

TOTAL INVESTMENTS	91.2%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Loss

Dow Jones EURO STOXX 50 Index	2	September 2008	$106,433	$(6,207)

WRITTEN OPTIONS — For the period ended June 30, 2008, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding January 31, 2008	—	$—

Contracts written	114	358,284
Contracts expired	(43)	(129,639)
Contracts assigned	(6)	(29,460)

Contracts Outstanding June 30, 2008	65	$199,185

At June 30, 2008, the Fund had outstanding written options as follows:

	Number of	Exercise	Expiration
Call Options	Contracts	Rate	Month	Value

Dow Jones EURO STOXX 50 Index	48	$3,550	September 2008	$(46,478)
FTSE 100 Index	10	5,825	September 2008	(27,388)
Nikkei-225 Stock Average	7	14,000	September 2008	(25,776)

Total (Premiums Received $199,185)	65			$(99,642)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 99.8%

Banks – 1.9%
500	BOK Financial Corp.	$26,725
219,800	Hudson City Bancorp, Inc.	3,666,264
83,910	Marshall & Ilsley Corp.	1,286,340
8,479	TFS Financial Corp.	98,272
3,900	U.S. Bancorp	108,771

		5,186,372

Capital Goods – 10.5%
19,200	A.O. Smith Corp.	630,336
4,800	Acuity Brands, Inc.	230,784
72,607	AGCO Corp.*(a)	3,805,333
7,528	C&D Technologies, Inc.*(b)	63,687
33,300	Caterpillar, Inc.(b)	2,458,206
19,400	Cummins, Inc.	1,271,088
8,600	EMCOR Group, Inc.*	245,358
21,998	Emerson Electric Co.	1,087,801
400	EnerSys*	13,692
5,700	Fluor Corp.	1,060,656
14,600	General Cable Corp.*	888,410
31,800	General Electric Co.	848,742
5,175	Graco, Inc.	197,012
88,900	GrafTech International Ltd.*	2,385,187
3,960	Joy Global, Inc.	300,287
17,100	Lockheed Martin Corp.	1,687,086
9,773	McDermott International, Inc.*	604,851
42,325	Northrop Grumman Corp.	2,831,542
3,946	Polypore International, Inc.*	99,952
200	Powell Industries, Inc.*	10,082
2,000	Quanex Building Products Corp.	29,720
58,506	Raytheon Co.	3,292,718
15,100	SPX Corp.	1,989,123
34,000	Tecumseh Products Co. Class A*	1,114,520
10,800	The Boeing Co.	709,776
2,300	Titan Machinery, Inc.*	72,036
29,565	Tyco International Ltd.	1,183,783
11,356	Woodward Governor Co.	404,955

		29,516,723

Commercial Services & Supplies – 0.0%
1,554	Copart, Inc.*	66,542

Consumer Durables & Apparel – 0.3%
7,527	Brunswick Corp.	79,786
20,883	Coach, Inc.*	603,101
2,373	Hanesbrands, Inc.*	64,403
2,344	NIKE, Inc. Class B	139,726

		887,016

Consumer Services – 2.2%
1,554	Carnival Corp.	51,220
103,163	McDonald’s Corp.	5,799,824
2,249	WMS Industries, Inc.*	66,953
6,726	Yum! Brands, Inc.	236,015

		6,154,012

Diversified Financials – 5.0%
4,800	Ameriprise Financial, Inc.	195,216
271,629	Bank of America Corp.	6,483,784
8,838	BlackRock, Inc.	1,564,326
30,215	Capital One Financial Corp.	1,148,472
5,550	Eaton Vance Corp.	220,668
4,980	Franklin Resources, Inc.	456,417
12,823	Invesco Ltd.	307,496
8,300	Investment Technology Group, Inc.*	277,718
63,500	JPMorgan Chase & Co.	2,178,685
1,090	Legg Mason, Inc.	47,491
12,000	Moody’s Corp.(b)	413,280
27,382	SEI Investments Co.	644,025

		13,937,578

Energy – 16.5%
7,800	Alpha Natural Resources, Inc.*	813,462
13,500	Anadarko Petroleum Corp.	1,010,340
1,275	Apache Corp.	177,225
645	Basic Energy Services, Inc.*	20,317
1,497	Bill Barrett Corp.*	88,937
2,688	Bois d’Arc Energy, Inc.*	65,345
2,976	Bronco Drilling Co., Inc.*	54,699
811	Cabot Oil & Gas Corp.	54,929
81,800	Cal Dive International, Inc.*(b)	1,168,922
59,300	Chevron Corp.	5,878,409
3,174	Cimarex Energy Co.	221,133
521	Clayton Williams Energy, Inc.*	57,284
4,383	Complete Production Services, Inc.*	159,629
1,395	Concho Resources, Inc.*	52,033
4,679	ConocoPhillips	441,651
7,543	Continental Resources, Inc.*	522,881
100	Crosstex Energy, Inc.	3,466
23,000	Devon Energy Corp.	2,763,680
1,267	Dril-Quip, Inc.*	79,821
25,100	Energy Partners Ltd.*	374,492
4,812	Exterran Holdings, Inc.*	344,010
146,700	Exxon Mobil Corp.	12,928,671
26,207	FMC Technologies, Inc.*	2,016,104
33,400	Halliburton Co.	1,772,538
1,700	Lufkin Industries, Inc.	141,576
1,128	Mariner Energy, Inc.*	41,702
6,661	McMoRan Exploration Co.*	183,311
2,200	NATCO Group, Inc. Class A*	119,966
35,200	Occidental Petroleum Corp.	3,163,072
1,123	Oceaneering International, Inc.*	86,527
2,900	Oil States International, Inc.*	183,976
3,700	Overseas Shipholding Group, Inc.	294,224
3,210	SEACOR Holdings, Inc.*	287,327
81,578	Stone Energy Corp.*	5,376,806
1,505	Superior Energy Services, Inc.*	82,986
2,904	Swift Energy Co.*	191,838
44,600	Tesoro Corp.(b)	881,742
2,023	Tidewater, Inc.	131,556
14,201	Transocean, Inc.	2,164,090

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)

1,685	Union Drilling, Inc.*	$36,531
2,007	Unit Corp.*	166,521
1,922	Vaalco Energy, Inc.*	16,279
25,600	Valero Energy Corp.	1,054,208
6,079	W&T Offshore, Inc.	355,682
2,354	W-H Energy Services, Inc.*	225,372
1,089	World Fuel Services Corp.	23,893

		46,279,163

Food & Staples Retailing – 4.1%
53,300	BJ’s Wholesale Club, Inc.*	2,062,710
2,460	Casey’s General Stores, Inc.	56,998
11,500	Costco Wholesale Corp.	806,610
18,833	CVS/Caremark Corp.	745,222
16,279	Longs Drug Stores Corp.	685,509
43,400	Nash Finch Co.	1,487,318
49,120	PriceSmart, Inc.	971,594
71,500	Safeway, Inc.	2,041,325
9,500	Spartan Stores, Inc.	218,500
17,100	SUPERVALU, Inc.	528,219
16,400	The Kroger Co.	473,468
100	Village Super Market, Inc. Class A	3,858
16,483	Wal-Mart Stores, Inc.	926,344
28,000	Winn-Dixie Stores, Inc.*	448,560

		11,456,235

Food, Beverage & Tobacco – 4.0%
19,500	Altria Group, Inc.	400,920
30,993	Archer-Daniels-Midland Co.	1,046,014
18,921	Bunge Ltd.	2,037,603
7,700	Cal-Maine Foods, Inc.(b)	254,023
21,214	Chiquita Brands International, Inc.*	321,816
29,976	Dr. Pepper Snapple Group, Inc.*	628,897
10,157	Flowers Foods, Inc.	287,849
19,000	Imperial Sugar Co.(b)	295,070
26,683	Lorillard, Inc.*	1,845,396
17,200	Molson Coors Brewing Co. Class B	934,476
9,400	PepsiAmericas, Inc.	185,932
15,200	PepsiCo, Inc.	966,568
19,500	Philip Morris International, Inc.	963,105
914	Ralcorp Holdings, Inc.*	45,188
12,691	The Coca-Cola Co.	659,678
23,900	Tyson Foods, Inc. Class A	357,066

		11,229,601

Health Care Equipment & Services – 3.2%
37,300	AmerisourceBergen Corp.	1,491,627
71,363	Boston Scientific Corp.*	877,051
17,600	Covidien Ltd.	842,864
400	Express Scripts, Inc.*	25,088
1,844	Gen-Probe, Inc.*	87,553
8,164	Invacare Corp.	166,872
24,000	Kindred Healthcare, Inc.*	690,240
57,400	Medco Health Solutions, Inc.*	2,709,280

3,500	Owens & Minor, Inc.	159,915
2,125	STERIS Corp.	61,115
40,830	UnitedHealth Group, Inc.	1,071,788
13,064	WellPoint, Inc.*	622,630
2,410	West Pharmaceutical Services, Inc.	104,305

		8,910,328

Household & Personal Products – 1.3%
23,600	Alberto-Culver Co.	619,972
7,400	Colgate-Palmolive Co.	511,340
17,599	Energizer Holdings, Inc.*	1,286,311
19,320	Procter & Gamble Co.	1,174,849

		3,592,472

Insurance – 1.9%
748	Alleghany Corp.*	248,373
1,800	American National Insurance Co.	176,436
20,457	AmTrust Financial Services, Inc.	257,758
1,717	Arch Capital Group Ltd.*	113,872
3,514	Aspen Insurance Holdings Ltd.	83,176
6,412	Cincinnati Financial Corp.	162,865
3,396	First American Corp.	89,655
1,404	Harleysville Group, Inc.	47,497
5,946	IPC Holdings Ltd.	157,866
31,381	Loews Corp.	1,471,769
6,100	Nationwide Financial Services, Inc. Class A	292,861
4,700	Old Republic International Corp.	55,648
2,961	Platinum Underwriters Holdings Ltd.	96,558
4,600	Principal Financial Group, Inc.	193,062
22,200	Prudential Financial, Inc.	1,326,228
14,790	The Travelers Companies, Inc.	641,886

		5,415,510

Materials – 6.0%
7,100	AK Steel Holding Corp.	489,900
810	AM Castle & Co.	23,174
1,798	Arch Chemicals, Inc.	59,604
1,527	Brush Engineered Materials, Inc.*	37,289
2,442	Cabot Corp.	59,365
1,670	Calgon Carbon Corp.*	25,818
2,103	Carpenter Technology Corp.	91,796
10,800	Celanese Corp. Class A	493,128
35,737	CF Industries Holdings, Inc.	5,460,614
23,946	Compass Minerals International, Inc.	1,929,090
25,100	Koppers Holdings, Inc.	1,050,937
6,336	Minerals Technologies, Inc.	402,906
16,552	Monsanto Co.	2,092,835
3,004	NewMarket Corp.	198,955
3,801	Newmont Mining Corp.	198,260
200	Olympic Steel, Inc.	15,184
8,500	Owens-Illinois, Inc.*	354,365
1,153	Quaker Chemical Corp.	30,739
236	Reliance Steel & Aluminum Co.	18,193

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)

15,300	Rockwood Holdings, Inc.*	$532,440
5,964	Schnitzer Steel Industries, Inc. Class A	683,474
16,100	Southern Copper Corp.(b)	1,716,743
2,500	Stepan Co.	114,050
5,800	Terra Industries, Inc.	286,230
3,295	The Mosaic Co.*	476,787
3,250	Zep, Inc.	48,360

		16,890,236

Media – 2.1%
4,419	Arbitron, Inc.	209,902
11,937	CBS Corp. Class B	232,652
30,205	Comcast Corp. Class A	572,989
31,358	Comcast Corp. Special Class A	588,276
6,814	DISH Network Corp. Class A*	199,514
24,080	Gannett Co., Inc.	521,814
91,585	The DIRECTV Group, Inc.*	2,372,967
34,300	The Walt Disney Co.	1,070,160

		5,768,274

Pharmaceuticals, Biotechnology & Life Sciences – 7.5%
19,177	Abbott Laboratories	1,015,806
11,628	Allergan, Inc.	605,237
11,600	Amgen, Inc.*	547,056
29,700	Applera Corp.-Applied Biosystems Group	994,356
23,551	Biogen Idec, Inc.*	1,316,265
1,049	Caraco Pharmaceutical Laboratories Ltd.*	13,847
33,564	Enzon Pharmaceuticals, Inc.*(b)	238,976
9,400	eResearchTechnology, Inc.*	163,936
18,000	Genentech, Inc.*	1,366,200
93,100	Gilead Sciences, Inc.*	4,929,645
45,716	Johnson & Johnson	2,941,368
93,900	Merck & Co., Inc.	3,539,091
2,680	PDL BioPharma, Inc.	28,462
14,177	Thermo Fisher Scientific, Inc.*	790,084
1,955	Varian, Inc.*	99,822
27,700	Waters Corp.*	1,786,650
14,600	Wyeth	700,216

		21,077,017

Real Estate Investment Trust – 4.4%
18,098	AMB Property Corp.	911,777
46,572	Associated Estates Realty Corp.(b)	498,786
39,327	AvalonBay Communities, Inc.	3,506,395
3,747	Brandywine Realty Trust	59,053
1,210	Digital Realty Trust, Inc.	49,501
10,111	Equity Lifestyle Properties, Inc.	444,884
9,927	Equity Residential	379,906
1,250	Essex Property Trust, Inc.	133,125
9,803	Federal Realty Investment Trust	676,407
4,239	Kilroy Realty Corp.	199,360
10,373	Nationwide Health Properties, Inc.	326,646
9,037	Omega Healthcare Investors, Inc.	150,466

3,278	Post Properties, Inc.	97,521
49,500	ProLogis	2,690,325
4,262	SL Green Realty Corp.	352,553
1,247	Tanger Factory Outlet Centers	44,805
3,018	The Macerich Co.	187,508
9,434	UDR, Inc.	211,133
28,791	Ventas, Inc.	1,225,633

		12,145,784

Retailing – 2.9%
51,140	Aeropostale, Inc.*	1,602,216
9,639	Big Lots, Inc.*	301,122
6,253	Dollar Tree, Inc.*	204,411
5,302	Fred’s, Inc. Class A	59,595
16,700	GameStop Corp. Class A*	674,680
29,000	Guess?, Inc.	1,086,050
2,744	Gymboree Corp.*	109,952
3,018	Jo-Ann Stores, Inc.*	69,505
3,558	Netflix, Inc.*	92,757
4,233	PetSmart, Inc.	84,448
16,933	Ross Stores, Inc.	601,460
43,252	The Buckle, Inc.	1,977,914
5,954	The Childrens Place Retail Stores, Inc.*	214,939
25,635	The TJX Companies, Inc.	806,733
1	Tiffany & Co.	41
6,195	Urban Outfitters, Inc.*	193,222
2,538	Zale Corp.*	47,943

		8,126,988

Semiconductors & Semiconductor Equipment – 0.7%
9,857	Altera Corp.	204,040
24,962	Intel Corp.	536,184
6,908	Linear Technology Corp.	224,993
19,205	LSI Corp.*	117,919
3,776	National Semiconductor Corp.	77,559
30,325	Texas Instruments, Inc.	853,952

		2,014,647

Software & Services – 8.5%
96,200	Accenture Ltd. Class A	3,917,264
20,287	Activision, Inc.*	691,178
28,720	Adobe Systems, Inc.*	1,131,281
34,500	Advent Software, Inc.*(b)	1,244,760
8,139	Amdocs Ltd.*	239,449
1,797	Ansys, Inc.*	84,675
700	AsiaInfo Holdings, Inc.*	8,274
19,764	Autodesk, Inc.*	668,221
1,275	DST Systems, Inc.*	70,189
114,600	EarthLink, Inc.*	991,290
5,100	Google, Inc. Class A*	2,684,742
1,047	MAXIMUS, Inc.	36,457
1,666	Metavante Technologies, Inc.*	37,685
252,500	Microsoft Corp.	6,946,275
4,734	Perot Systems Corp. Class A*	71,057
11,900	QAD, Inc.	80,563
200	Renaissance Learning, Inc.	2,242

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)

6,278	Salesforce.com, Inc.*	$428,348
4,757	Sohu.com, Inc.*	335,083
2,030	SRA International, Inc. Class A*	45,594
107,000	Symantec Corp.*	2,070,450
60,600	Synopsys, Inc.*	1,448,946
3,848	Take-Two Interactive Software, Inc.*	98,393
4,400	VeriSign, Inc.*	166,320
17,708	Yahoo!, Inc.*	365,847

		23,864,583

Technology Hardware & Equipment – 7.0%
18,600	Apple, Inc.*	3,114,384
6,600	Benchmark Electronics, Inc.*	107,844
134,500	Cisco Systems, Inc.*	3,128,470
71,400	Dell, Inc.*	1,562,232
114,858	Hewlett-Packard Co.	5,077,872
2,215	Ingram Micro, Inc. Class A*	39,316
19,700	International Business Machines Corp.	2,335,041
2,012	National Instruments Corp.	57,081
198	Nortel Networks Corp.*	1,628
19,460	QUALCOMM, Inc.	863,440
11,257	Seagate Technology	215,346
10,321	Tech Data Corp.*	349,779
79,100	Western Digital Corp.*	2,731,323

		19,583,756

Telecommunication Services – 4.4%
260,728	AT&T, Inc.(a)	8,783,927
1	FairPoint Communications, Inc.	7
2,100	US Cellular Corp.*	118,755
99,000	Verizon Communications, Inc.	3,504,600

		12,407,289

Transportation – 2.5%
8,285	Arkansas Best Corp.(b)	303,563
952	Burlington Northern Santa Fe Corp.	95,095
37,500	CSX Corp.	2,355,375
4,863	Genesee & Wyoming, Inc. Class A*	165,439
106,561	J.B. Hunt Transport Services, Inc.	3,546,350
4,199	Kansas City Southern*	184,714
3,455	Kirby Corp.*	165,840
11,445	Werner Enterprises, Inc.	212,648

		7,029,024

Utilities – 2.9%
2,096	Allete, Inc.	88,032
2,729	Atmos Energy Corp.	75,239
882	Cleco Corp.	20,577
4,300	Constellation Energy Group, Inc.	353,030
1,100	Dominion Resources, Inc.	52,239
3,710	DPL, Inc.	97,870
31,900	Edison International	1,639,022
1,819	El Paso Electric Co.*	36,016

3,117	Energy East Corp.	77,052
16,000	Entergy Corp.	1,927,680
3,761	Great Plains Energy, Inc.	95,078
22,609	Hawaiian Electric Industries, Inc.	559,121
1,603	MDU Resources Group, Inc.	55,881
7,088	New Jersey Resources Corp.	231,423
8,345	OGE Energy Corp.	264,620
4,384	Piedmont Natural Gas Co.	114,685
3,221	PNM Resources, Inc.	38,523
7,261	Puget Energy, Inc.	174,191
94,800	Reliant Energy, Inc.*	2,016,396
2,400	The Laclede Group, Inc.	96,888
808	UIL Holdings Corp.	23,763
1,000	Vectren Corp.	31,210

		8,068,536

TOTAL COMMON STOCKS
(Cost $225,814,040)		$279,607,686

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 2.0%

JPMorgan Chase Euro – Time Deposit
$5,747,816	1.922%	07/01/08	$5,747,816
(Cost $5,747,816)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $231,561,856)			$285,355,502

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 3.5%

Boston Global Investment Trust – Enhanced Portfolio
9,919,800	2.745%	$9,919,800
(Cost $9,919,800)

TOTAL INVESTMENTS – 105.3%
(Cost $241,481,656)		$295,275,302

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.3)%		(14,991,979)

NET ASSETS – 100.0%		$280,283,323

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Loss

S&P 500 E-mini	4	September 2008	$256,220	$(15,778)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 97.8%

Australia – 6.7%
27,103	AGL Energy Ltd. (Utilities)	$371,266
20,149	Ansell Ltd. (Health Care Equipment & Services)	178,900
34,308	Australia & New Zealand Banking Group Ltd. (Banks)	616,604
43,539	BHP Billiton Ltd. (Materials)	1,853,033
48,847	BlueScope Steel Ltd. (Materials)	530,765
16,137	Boral Ltd. (Materials)	87,415
7,923	Caltex Australia Ltd. (Energy)	98,997
83,780	CFS Retail Property Trust (REIT) (Real Estate)(a)	148,644
5,444	Commonwealth Bank of Australia (Banks)	209,918
257,942	Commonwealth Property Office Fund (REIT) (Real Estate)	305,475
16,199	Computershare Ltd. (Software & Services)	142,786
34,128	Downer EDI Ltd. (Commercial Services & Supplies)	224,166
3,414	Incitec Pivot Ltd. (Materials)	604,517
156,225	Macquarie Infrastructure Group (Transportation)	347,603
12,160	Macquarie Office Trust (REIT) (Real Estate)	9,073
36,544	National Australia Bank Ltd. (Banks)	927,906
8,899	Origin Energy Ltd. (Energy)	137,681
65,211	Oxiana Ltd. (Materials)	163,311
31,063	QBE Insurance Group Ltd. (Insurance)	667,888
246	Rio Tinto Ltd. (Materials)	31,829
4,323	Santos Ltd. (Energy)	89,043
24,313	Stockland (REIT) (Real Estate)	125,717
4,558	Suncorp-Metway Ltd. (Insurance)	57,117
18,487	TABCORP Holdings Ltd. (Consumer Services)	173,823
52,304	Tatts Group Ltd. (Consumer Services)	117,995
4,711	Westpac Banking Corp. (Banks)	90,484
5,341	Woodside Petroleum Ltd. (Energy)	345,222
24,106	Woolworths Ltd. (Food & Staples Retailing)	564,920

		9,222,098

Austria – 0.5%
9,046	OMV AG (Energy)	706,765

Belgium – 1.1%
3,119	Belgacom SA (Telecommunication Services)	133,810
6,509	Euronav NV (Energy)	315,004
5,541	Solvay SA (Materials)	721,882
8,394	Umicore (Materials)	412,846

		1,583,542

Denmark – 0.9%
12	A.P. Moller – Maersk A/S Class A (Transportation)	146,594
18	A.P. Moller – Maersk A/S Class B (Transportation)	219,547
7,200	Danisco A/S (Food, Beverage & Tobacco)	461,613
275	East Asiatic Co. Ltd. A/S (Food, Beverage & Tobacco)	18,985
325	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	21,395
2,350	Vestas Wind Systems A/S (Capital Goods)*	305,963

		1,174,097

Finland – 1.5%
2,237	KCI Konecranes Oyj (Capital Goods)	91,849
80,733	Nokia Oyj (Technology Hardware & Equipment)	1,973,346

		2,065,195

France – 10.8%
1,451	Alstom SA (Capital Goods)	332,722
5,294	Casino Guichard Perrachon SA (Food & Staples Retailing)	597,846
5,627	Christian Dior SA (Consumer Durables & Apparel)	578,019
3,935	CNP Assurances (Insurance)	443,657
26,035	Gaz de France SA (Utilities)(a)(b)	1,666,978
39,891	Sanofi-Aventis SA (Pharmaceuticals, Biotechnology & Life Sciences)(b)	2,650,709
4,103	SCOR SE (Insurance)	93,425
55,463	Total SA (Energy)(b)	4,720,916
1,125	Unibail-Rodamco (REIT) (Real Estate)	259,061
90,610	Vivendi (Media)	3,416,564

		14,759,897

Germany – 8.8%
10,076	Adidas AG (Consumer Durables & Apparel)	634,513
12,948	BASF SE (Materials)	892,393
4,120	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	346,649
99,418	Deutsche Lufthansa AG (Registered) (Transportation)	2,142,038
13,421	E.ON AG (Utilities)	2,704,921
5,127	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	282,482
514	Fresenius SE (Health Care Equipment & Services)	44,504
13,589	Fresenius SE Preference Shares (Health Care Equipment & Services)	1,174,080

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

22,644	Hannover Rueckversicherung AG (Registered) (Insurance)	$1,115,399
1,690	Henkel AG & Co. KGaA (Household & Personal Products)	63,370
6,843	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	271,927
734	Hochtief AG (Capital Goods)	74,453
8,504	MAN AG (Capital Goods)	942,960
314	Muenchener Rueckversicherungs AG (Registered) (Insurance)	55,073
8,316	RWE AG (Utilities)	1,049,943
428	Salzgitter AG (Materials)	78,404
611	Siemens AG (Registered) (Capital Goods)	67,735
1,911	Solarworld AG (Capital Goods)	90,940
84	Wacker Chemie AG (Materials)	17,549

		12,049,333

Greece – 0.5%
6,871	Alpha Bank AE (Banks)	208,009
9,721	Hellenic Petroleum SA (Energy)	133,600
5,569	National Bank of Greece SA (Banks)	250,643
3,277	OPAP SA (Consumer Services)	114,658

		706,910

Hong Kong – 2.2%
178,000	BOC Hong Kong (Holdings) Ltd. (Banks)	471,829
6,000	CLP Holdings Ltd. (Utilities)	51,455
12,500	Esprit Holdings Ltd. (Retailing)	130,156
36,000	Hang Lung Group Ltd. (Real Estate)	160,561
3,800	Hang Seng Bank Ltd. (Banks)	80,234
117,700	Hong Kong & China Gas Co. Ltd. (Utilities)	280,075
3,500	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	51,271
11,000	HongKong Electric Holdings (Utilities)	65,820
34,000	Hutchison Whampoa Ltd. (Capital Goods)	342,866
35,000	Kingboard Chemical Holdings Ltd. (Technology Hardware & Equipment)	161,606
22,000	Li & Fung Ltd. (Retailing)	66,384
84,000	New World Development Ltd. (Real Estate)	171,577
39,600	Noble Group Ltd. (Capital Goods)	69,312
12,500	Orient Overseas International Ltd. (Transportation)	62,608
59,000	Pacific Basin Shipping Ltd. (Transportation)	84,422
44,000	Swire Pacific Ltd. Class A (Real Estate)	450,377

23,000	The Link Real Estate Investment Trust (REIT) (Real Estate)	52,407
33,000	The Wharf (Holdings) Ltd. (Real Estate)	138,159
36,000	Wheelock & Co. Ltd. (Real Estate)	96,730

		2,987,849

Ireland – 0.7%
12,109	Kerry Group PLC Class A (Food, Beverage & Tobacco)	357,424
17,241	Paddy Power PLC (Consumer Services)	542,428

		899,852

Italy – 3.9%
11,312	Fiat SpA (Automobiles & Components)	184,124
589,223	Intesa Sanpaolo SpA (Banks)	3,349,636
32,439	Intesa Sanpaolo SpA RNC (Banks)	167,152
140,260	Snam Rete Gas SpA (Utilities)	956,071
128,643	Terna Rete Elettrica Nazionale SpA (Utilities)	543,609
70,176	Unipol Gruppo Finanziario SpA Preference Shares (Insurance)	134,839

		5,335,431

Japan – 21.0%
11,400	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	117,912
400	Aoyama Trading Co. Ltd. (Retailing)	7,381
111,000	Asahi Kasei Corp. (Materials)	581,962
37,900	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,611,704
5,900	Autobacs Seven Co. Ltd. (Retailing)	165,155
25,300	Brother Industries Ltd. (Technology Hardware & Equipment)	348,833
11,900	Canon Marketing Japan, Inc. (Retailing)	209,324
9,300	Canon, Inc. (Technology Hardware & Equipment)	478,726
24,000	Central Glass Co. Ltd. (Capital Goods)	97,951
1,300	Coca-Cola West Holdings Co. Ltd. (Food, Beverage & Tobacco)	30,339
44,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	647,775
6,000	Daifuku Co. Ltd. (Capital Goods)	59,141
21,000	Dainippon Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	169,865

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

12,000	Daiwa House Industry Co. Ltd. (Real Estate)	$112,965
10,400	Glory Ltd. (Capital Goods)	245,131
7,500	Hitachi Chemical Co. Ltd. (Materials)	154,784
16,000	Hokuhoku Financial Group, Inc. (Banks)	46,412
93,400	Honda Motor Co. Ltd. (Automobiles & Components)(b)	3,187,431
19,400	Isetan Mitsukoshi Holdings Ltd. (Retailing)*	207,730
5,000	ITOCHU Corp. (Capital Goods)	53,309
1,600	ITOCHU Techno-Solutions Corp. (Software & Services)	51,993
41	Japan Prime Realty Investment Corp. (REIT) (Real Estate)	121,305
1	Japan Real Estate Investment Corp. (REIT) (Real Estate)	10,562
2	Japan Retail Fund Investment Corp. (REIT) (Real Estate)	11,532
1,300	JFE Holdings, Inc. (Materials)	65,544
17,000	Kaneka Corp. (Materials)	115,802
12,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	112,772
306	KK daVinci Holdings (Real Estate)*	211,553
17,000	Kobe Steel Ltd. (Materials)	48,681
22,400	Komori Corp. (Capital Goods)	408,925
1,400	Makita Corp. (Consumer Durables & Apparel)	57,295
33,000	Matsushita Electric Industrial Co. Ltd. (Consumer Durables & Apparel)	705,995
32,500	Mitsubishi Chemical Holdings Corp. (Materials)	189,248
5,000	Mitsubishi Electric Corp. (Capital Goods)	54,079
33,000	Mitsubishi Gas Chemical Co., Inc. (Materials)	237,733
27,000	Mitsubishi Materials Corp. (Materials)	115,462
14,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	41,340
57,000	Mitsui OSK Lines Ltd. (Transportation)	812,932
19	Mizuho Financial Group, Inc. (Banks)	88,404
2,800	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	31,750
8,200	NEC Electronics Corp. (Semiconductors & Semiconductor Equipment)*	204,908
1,700	Nintendo Co. Ltd. (Software & Services)	964,025
52,500	Nippon Mining Holdings, Inc. (Energy)	329,627

139,000	Nippon Oil Corp. (Energy)	936,488
9,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	44,607
44	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	217,108
70,000	Nippon Yusen KK (Transportation)	674,226
2,000	Nissan Motor Co. Ltd. (Automobiles & Components)	16,611
30,000	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	377,072
15,900	Nomura Holdings, Inc. (Diversified Financials)	235,453
24,100	Nomura Real Estate Holdings, Inc. (Real Estate)	509,216
39,000	NSK Ltd. (Capital Goods)	341,719
1,058	NTT DoCoMo, Inc. (Telecommunication Services)	1,551,811
4,300	Omron Corp. (Technology Hardware & Equipment)	92,807
2,000	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	110,304
139,000	Osaka Gas Co. Ltd. (Utilities)	509,892
20,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	361,987
4,300	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	248,279
1,475	SBI Holdings, Inc. (Diversified Financials)	322,824
5,200	Seiko Epson Corp. (Technology Hardware & Equipment)	142,916
41,000	Seino Holdings Corp. (Transportation)	250,358
4,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	27,279
15,000	Shiseido Co. Ltd. (Household & Personal Products)	343,755
5,200	Sojitz Corp. (Capital Goods)	17,347
64,000	Sompo Japan Insurance, Inc. (Insurance)	601,762
16,600	Sony Corp. (Consumer Durables & Apparel)	727,639
18,800	Sumitomo Corp. (Capital Goods)	246,999
55,100	Sumitomo Electric Industries Ltd. (Capital Goods)	699,745
7,000	Sumitomo Metal Industries Ltd. (Materials)	30,820
106	Sumitomo Mitsui Financial Group, Inc. (Banks)	797,142
11,400	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	579,798
4,600	TDK Corp. (Technology Hardware & Equipment)	275,256

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

141,000	The Bank of Yokohama Ltd. (Banks)	$975,054
2,000	The Hachijuni Bank Ltd. (Banks)	12,976
17,900	Tokio Marine Holdings, Inc. (Insurance)	697,654
5,500	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	317,174
31,000	Tokyu Land Corp. (Real Estate)	176,521
25,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	275,388
4,000	Toyo Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	90,530
12,500	Toyota Motor Corp. (Automobiles & Components)	590,050
62,700	Urban Corp. (Real Estate)(a)	184,359
69	West Japan Railway Co. (Transportation)	338,670
16,400	Yamaha Corp. (Consumer Durables & Apparel)	317,132

		28,792,025

Luxembourg – 0.5%
6,175	Millicom International Cellular SA SDR (Telecommunication Services)	635,685

Netherlands – 2.4%
110	Corio NV (REIT) (Real Estate)	8,568
2,932	Heineken Holding NV (Food, Beverage & Tobacco)	134,198
66,802	Koninklijke Ahold NV (Food & Staples Retailing)	895,519
32,990	Koninklijke DSM NV (Materials)	1,933,601
841	Royal Dutch Shell PLC Class A (Energy)	34,391
504	Royal Dutch Shell PLC Class B (Energy)	20,182
11,186	SNS Reaal (Diversified Financials)	216,128

		3,242,587

New Zealand – 0.1%
56,090	Telecom Corp. of New Zealand Ltd. (Telecommunication Services)	152,418

Norway – 1.2%
600	DnB NOR ASA (Banks)	7,623
110,200	Norsk Hydro ASA (Materials)	1,606,872

		1,614,495

Portugal – 0.1%
38,170	Energias de Portugal SA (Utilities)	198,480
600	Portugal Telecom, SGPS, SA (Registered) (Telecommunication Services)	6,786

		205,266

Singapore – 1.1%
36,000	Ascendas Real Estate Investment Trust (REIT) (Real Estate)	58,369
3,000	CapitaCommercial Trust (REIT) (Real Estate)	4,218
2,000	CapitaLand Ltd. (Real Estate)	8,404
18,000	DBS Group Holdings Ltd. (Banks)	250,434
96,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	63,369
11,000	Jardine Cycle & Carriage Ltd. (Retailing)	137,862
15,000	Keppel Corp. Ltd. (Capital Goods)	123,037
32,000	Oversea-Chinese Banking Corp. (Banks)	192,744
12,000	SembCorp Industries Ltd. (Capital Goods)	36,837
12,000	SembCorp Marine Ltd. (Capital Goods)	35,770
15,000	Singapore Airlines Ltd. (Transportation)	162,349
9,000	Singapore Petroleum Co. Ltd. (Energy)	43,638
72,000	Singapore Telecommunications Ltd. (Telecommunication Services)	191,933
10,000	United Overseas Bank Ltd. (Banks)	137,283
31,000	UOL Group Ltd. (Real Estate)	77,358
3,000	Venture Corp. Ltd. (Technology Hardware & Equipment)	21,708

		1,545,313

Spain – 4.1%
6,401	Acerinox SA (Materials)	146,871
224,341	Banco Santander SA (Banks)(b)	4,092,891
7,740	Gamesa Corp. Tecnologica SA (Capital Goods)	378,925
27,109	Mapfre SA (Insurance)	129,408
21,970	Repsol YPF SA (Energy)	862,198
1,281	Telefonica SA (Telecommunication Services)	33,900

		5,644,193

Sweden – 1.7%
111,100	Boliden AB (Materials)	897,035
40,200	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	418,019
135,000	TeliaSonera AB (Telecommunication Services)	998,054
2,300	Wihlborgs Fastigheter AB (Real Estate)	41,211

		2,354,319

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Switzerland – 7.5%
40,729	ABB Ltd. (Registered) (Capital Goods)*	$1,152,869
10,625	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	566,775
27,282	Baloise Holding AG (Registered) (Insurance)	2,861,446
4,573	Compagnie Financiere Richemont SA (Consumer Durables & Apparel)	253,782
14,646	Credit Suisse Group AG (Registered) (Diversified Financials)	666,642
2,209	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	305,279
7,740	Nestle SA (Registered) (Food, Beverage & Tobacco)	348,801
33,426	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,839,506
6,929	PSP Swiss Property AG (Registered) (Real Estate)*	411,112
2,523	Syngenta AG (Registered) (Materials)	817,383
12,803	Xstrata PLC (Materials)	1,019,900

		10,243,495

United Kingdom – 20.5%
22,791	Anglo American PLC (Materials)	1,600,709
28,242	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,200,811
55,462	Aviva PLC (Insurance)	549,860
194,166	BAE Systems PLC (Capital Goods)	1,704,268
99,841	BG Group PLC (Energy)	2,594,634
67,040	BP PLC ADR (Energy)(b)	4,663,973
75,498	British Energy Group PLC (Utilities)	1,062,115
67,974	Compass Group PLC (Consumer Services)	511,300
468	De La Rue PLC (Commercial Services & Supplies)	8,284
623	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	27,549
21,988	HBOS PLC (Banks)	120,381
91,865	HSBC Holdings PLC (Banks)	1,414,505
10,208	ICAP PLC (Diversified Financials)	109,341
12,085	IMI PLC (Capital Goods)	104,363
66,008	Kazakhmys PLC (Materials)	2,081,238
14,409	Land Securities Group PLC (REIT) (Real Estate)	351,625

495,513	Legal & General Group PLC (Insurance)	983,266
7,238	Man Group PLC (Diversified Financials)	89,414
25,273	Rexam PLC (Materials)	194,150
134	Rio Tinto PLC (Materials)	16,137
98	Schroders PLC (Diversified Financials)	1,775
29,989	SSL International PLC (Health Care Equipment & Services)	265,963
52,321	Standard Chartered PLC (Banks)	1,481,713
59,545	Tate & Lyle PLC (Food, Beverage & Tobacco)	469,216
119,640	Tesco PLC (Food & Staples Retailing)	875,090
109,514	TUI Travel PLC (Consumer Services)	445,037
5,147	Vedanta Resources PLC (Materials)	222,279
94,909	Vodafone Group PLC ADR (Telecommunication Services)(b)	2,796,019
264,854	WM Morrison Supermarkets PLC (Food & Staples Retailing)	1,396,228
76,828	WPP Group PLC (Media)	734,145

		28,075,388

TOTAL COMMON STOCKS
(Cost $135,227,241)		$133,996,153

			Expiration
Units	Description		Month	Value

Rights* – 0.0%

United Kingdom – 0.0%
8,795	HBOS PLC (Banks	)	07/08	$1,883
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 0.1%

JPMorgan Chase Euro – Time Deposit
$164,727	1.922%	07/01/08	$164,727
(Cost $164,727)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $135,391,968)			$134,162,763

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

	Interest
Shares	Rate	Value

Securities Lending Collateral – 1.2%

Boston Global Investment Trust – Enhanced Portfolio(c)
1,665,930	2.745%	$1,665,930
(Cost $1,665,930)

TOTAL INVESTMENTS – 99.1%
(Cost $137,057,898)		$135,828,693

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		1,186,820

NET ASSETS – 100.0%		$137,015,513

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust
RNC	—	Risparmio Non-Convertible Saving Shares
SDR	—	Swedish Depositary Receipt

As a % of
Net Assets

Investments Industry Classifications†

Automobiles & Components	2.9%
Banks	11.6
Capital Goods	5.9
Commercial Services & Supplies	0.9
Consumer Durables & Apparel	2.5
Consumer Services	1.4
Diversified Financials	1.3
Energy	11.6
Food & Staples Retailing	3.2
Food, Beverage & Tobacco	1.8
Health Care Equipment & Services	1.4
Household & Personal Products	0.4
Insurance	6.0
Materials	12.9
Media	3.0
Pharmaceuticals, Biotechnology & Life Sciences	6.8
Real Estate	3.1
Retailing	0.7
Semiconductors & Semiconductor Equipment	0.6
Short-term Investments#	1.3
Software & Services	0.8
Technology Hardware & Equipment	3.2
Telecommunication Services	4.8
Transportation	4.0
Utilities	7.0

TOTAL INVESTMENTS	99.1%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include a short-term obligation and securities lending collateral.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Loss

Dow Jones EURO STOXX 50 Index	6	September 2008	$319,299	$(18,622)
FTSE 100 Index	2	September 2008	224,999	(8,716)
TOPIX Index	1	September 2008	124,170	(6,599)

TOTAL				$(33,937)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities
June 30, 2008 (Unaudited)

	U.S. Equity	International Equity	Structured	Structured International
	Dividend and	Dividend and	Tax-Managed	Tax-Managed
	Premium Fund	Premium Fund	Equity Fund	Equity Fund

Assets:

Investment in securities, at value (identified cost $327,756,025, $20,527,862, $231,561,856 and $135,391,968, respectively)(a)	$292,423,553	$18,558,252	$285,355,502	$134,162,763
Securities lending collateral, at value which equals cost	—	—	9,919,800	1,665,930
Cash	—	14,136	—	—
Foreign currencies, at value (identified cost $0, $333,809, $0 and $1,382,341, respectively)	—	342,307	—	1,388,766
Receivables:
Due from Custodian	—	—	—	2,144,871
Fund shares sold	138,874	4,492,961	431,030	1,355,662
Dividends and interest, at value	650,269	34,332	266,372	270,168
Foreign tax reclaims, at value	—	10,700	—	22,845
Reimbursement from investment adviser	334	2,691	31,995	6,303
Due from broker — variation margin, at value	5,005	599	220	9,937
Investment securities sold, at value	—	—	46,512,174	164,027
Securities lending income	—	—	9,354	11,200
Deferred offering costs	—	70,492	—	70,492
Other assets	3,388	—	2,536	758

Total assets	293,221,423	23,526,470	342,528,983	141,273,722

Liabilities:

Due to Custodian	381,539	—	—	164,027
Payables:
Fund shares redeemed	3,768,475	3,002,920	559,742	50,312
Written options, at value (premium received $3,099,632, $199,185, $0 and $0, respectively)	1,925,520	99,642	—	—
Amounts owed to affiliates	277,464	14,509	271,299	139,642
Investment securities purchased, at value	—	—	51,408,286	2,144,871
Payable upon return of securities loaned	—	—	9,919,800	1,665,930
Accrued expenses and other liabilities	86,492	67,895	86,533	93,427

Total liabilities	6,439,490	3,184,966	62,245,660	4,258,209

Net Assets:

Paid-in capital	336,504,854	22,016,458	318,238,083	141,257,868
Accumulated undistributed (distributions in excess of) net investment income	(39,000)	(22,838)	1,042,653	1,469,348
Accumulated net realized gain (loss) from investment, futures,
written options and foreign currency related transactions	(15,166,601)	215,409	(92,775,281)	(4,456,329)
Net unrealized gain (loss) on investments, futures, written options and translation of assets and liabilities denominated in foreign currencies	(34,517,320)	(1,867,525)	53,777,868	(1,255,374)

NET ASSETS	$286,781,933	$20,341,504	$280,283,323	$137,015,513

Net Assets:
Class A	$190,570,900	$3,239,409	$188,825,735	$129,043,648
Class B	—	—	13,036,862	—
Class C	13,261,334	9,380	23,928,252	9,766
Institutional	82,949,699	17,092,715	54,201,112	7,962,099
Service	—	—	291,362	—

Total Net Assets	$286,781,933	$20,341,504	$280,283,323	$137,015,513

Shares outstanding, $0.001 par value (unlimited number of shares authorized)
Class A	20,671,775	352,819	18,526,857	13,190,838
Class B	—	—	1,329,383	—
Class C	1,436,931	1,021	2,448,275	1,001
Institutional	9,001,691	1,858,678	5,217,184	812,632
Service	—	—	28,625	—

Net asset value, offering and redemption price per share:(b)
Class A	$9.22	$9.18	$10.19	$9.78
Class B	—	—	9.81	—
Class C	9.23	9.19	9.77	9.76
Institutional	9.21	9.20	10.39	9.80
Service	—	—	10.18	—

(a)	Includes loaned securities having a market value of $9,536,181 and $1,591,977 for the Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity, and Structured International Tax-Managed Equity Funds is $9.76, $9.71, $10.78 and $10.35, respectively.
At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations
For the Period Ended June 30, 2008 (Unaudited)

	U.S. Equity	International Equity	Structured	Structured International
	Dividend and	Dividend and	Tax-Managed	Tax-Managed
	Premium Fund	Premium Fund(a)	Equity Fund	Equity Fund(a)

Investment income:

Dividends(b)	$5,093,786	$432,833	$2,569,008	$1,704,856
Interest (including securities lending income of $0, $0, $51,526, and $72,998 respectively)	50,340	6,867	90,421	135,654

Total investment income	5,144,126	439,700	2,659,429	1,840,510

Expenses:

Management fees	1,159,178	49,598	1,055,213	256,026
Distribution and Service fees(c)	338,419	1,884	468,966	69,749
Transfer Agent fees(c)	232,276	3,561	246,039	53,846
Amortization of offering costs	—	49,508	—	49,508
Professional fees	22,845	29,595	22,847	32,102
Printing fees	27,709	15,765	28,058	12,258
Registration fees	18,466	10,786	45,651	11,697
Custody and accounting fees	39,419	10,487	41,532	11,142
Trustee fees	7,436	7,125	7,436	7,125
Service share fees — Service Plan	—	—	439	—
Service share fees — Shareholder Administration Plan	—	—	439	—
Other	6,883	6,205	13,479	7,619

Total expenses	1,852,631	184,514	1,930,099	511,072

Less — expense reductions	(42,304)	(125,874)	(230,219)	(139,910)

Net expenses	1,810,327	58,640	1,699,880	371,162

NET INVESTMENT INCOME	3,333,799	381,060	959,549	1,469,348

Realized and unrealized gain (loss) from investment, futures, written options and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(22,169,330)	37,895	(23,812,962)	(6,845,550)
Futures transactions	641,881	144,632	(835,117)	1,727,583
Written options	6,503,494	116,151	—	—
Foreign currency related transactions	—	(83,269)	—	661,638
Net change in unrealized (loss) on:
Investments	(22,212,558)	(1,969,610)	(15,646,034)	(1,229,205)
Futures	(600,975)	(6,207)	(10,066)	(33,937)
Written options	1,188,512	99,543	—	—
Translation of assets and liabilities denominated in foreign currencies	—	8,749	—	7,768

Net realized and unrealized loss from investment, futures, written options and foreign currency related transactions:	(36,648,976)	(1,652,116)	(40,304,179)	(5,711,703)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(33,315,177)	$(1,271,056)	$(39,344,630)	$(4,242,355)

(a)	Commenced operations on January 31, 2008.
(b)	For the International Equity Dividend and Premium, and Structured International Tax-Managed Equity Funds, foreign taxes withheld on dividends were $52,446 and $280,110, respectively.
(c)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
U.S. Equity Dividend and Premium	$265,975	$—	$72,444	$202,143	$—	$13,764	$16,369	$—
International Equity Dividend and Premium	1,843	—	41	1,400	—	8	2,153	—
Structured Tax-Managed Equity	256,250	83,090	129,626	194,752	15,787	24,629	10,801	70
Structured International Tax-Managed Equity	69,707	—	42	52,977	—	8	861	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the
	Six Months Ended	For the
	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007

From operations:

Net investment income	$3,333,799	$8,978,280
Net realized gain (loss) from investment, futures, written options and foreign currency related transactions	(15,023,955)	23,109,887
Net change in unrealized gain (loss) on investments, futures, written options and translation of assets and liabilities denominated in foreign currencies	(21,625,021)	(24,945,113)

Net increase (decrease) in net assets resulting from operations	(33,315,177)	7,143,054

Distributions to shareholders:’

From net investment income
Class A Shares	(2,199,705)	(6,552,338)
Class C Shares	(99,058)	(261,027)
Institutional Shares	(1,074,036)	(2,477,733)
Service Shares	—	—
From net realized gains
Class A Shares	—	(15,392,544)
Class C Shares	—	(1,011,041)
Institutional Shares	—	(5,828,796)
From tax return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—

Total distributions to shareholders	(3,372,799)	(31,523,479)

From share transactions:

Net proceeds from sales of shares	74,442,651	215,060,704
Reinvestments of dividends and distributions	2,212,622	25,867,723
Cost of shares redeemed	(92,569,773)	(116,721,135)

Net increase (decrease) in net assets resulting from share transactions	(15,914,500)	124,207,292

NET INCREASE (DECREASE)	(52,602,476)	99,826,867

Net assets:

Beginning of period	339,384,409	239,557,542

End of period	$286,781,933	$339,384,409

Accumulated undistributed (distribution in excess of) net investment income	$(39,000)	$—

(a)	Commenced operations on January 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

International Equity			Structured International
Dividend and Premium Fund	Structured Tax-Managed Equity Fund		Tax-Managed Equity Fund
For the	For the		For the
Period Ended	Six Months Ended	For the	Period Ended
June 30, 2008(a)	June 30, 2008	Year Ended	June 30, 2008(a)
(Unaudited)	(Unaudited)	December 31, 2007	(Unaudited)

$381,060	$959,549	$2,184,520	$1,469,348
215,409	(24,648,079)	(30,912,374)	(4,456,329)
(1,867,525)	(15,656,100)	18,875,346	(1,255,374)

(1,271,056)	(39,344,630)	(9,852,508)	(4,242,355)

(64,388)	—	(1,511,943)	—
(184)	—	(23,481)	—
(339,326)	—	(570,805)	—
—	—	(1,971)	—

—	—	—	—
—	—	—	—
—	—	—	—

—	—	(684,590)	—
—	—	(10,632)	—
—	—	(258,453)	—
—	—	(892)	—

(403,898)	—	(3,062,767)	—

24,714,003	46,556,649	213,031,376	158,964,222
385,168	—	2,514,564	—
(3,082,713)	(82,451,462)	(101,692,109)	(17,706,354)

22,016,458	(35,894,813)	113,853,831	141,257,868

20,341,504	(75,239,443)	100,938,556	137,015,513

—	355,522,766	254,584,210	—

$20,341,504	$280,283,323	$355,522,766	$137,015,513

$(22,838)	$1,042,653	$83,104	$1,469,348

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements
June 30, 2008 (Unaudited)

1. ORGANIZATION

The Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Dividend and Premium Fund, the Goldman Sachs International Equity Dividend and Premium Fund (which commenced operations on January 31, 2008), the Goldman Sachs Structured Tax-Managed Equity Fund and the Goldman Sachs Structured International Tax-Managed Equity Fund (which commenced operations on January 31, 2008), (collectively, the “Funds” or individually a “Fund”). The U.S. Equity Dividend and Premium, International Equity Dividend and Premium and the Structured International Tax-Managed Equity Funds and are diversified portfolios offering three classes of shares — Class A, Class C and Institutional Shares. The Structured Tax-Managed Equity Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service Shares.
Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and the Structured International Tax-Managed Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of Structured Tax-Managed Equity Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class Shares of the Funds and Service Class Shares of Structured Tax-Managed Equity is not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as distributor of the Funds and receives such sales charges of which a certain portion may be retained. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Investments in securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s Net Asset Value. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector, significant fluctuations in foreign markets; market dislocations; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buyouts; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on foreign securities held by the Funds which are subject to such taxes.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distribution		Capital Gains Distribution
Fund	Declared	Paid	Declared	Paid

U.S. Equity Dividend and Premium and International Equity Dividend and Premium	Quarterly	Quarterly	Annually	Annually

Structured Tax-Managed Equity and Structured International Tax-Managed Equity	Annually	Annually	Annually	Annually

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.
The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements.

E. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate or deliver cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

F. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effects of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Offering Costs — Offering costs paid in connection with the offering of shares of the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds are amortized on a straight line basis over 12 months from the date of the commencement of operations.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Options — The Funds may write and/or purchase call and put options on currencies, securities or any securities index consisting of securities in which the Funds may invest. When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Written options are valued at the last settlement price, or in the absence of a sale, the last ask price, at the end of each day on the board of trade or exchange upon which they are traded. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, security or currency transaction which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over-the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.
Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. When the Funds write (sell) S&P 500 Index or related Exchange Traded Fund (“ETF”) call options, they receive cash but limit their opportunity to profit from an increase in the market value of the S&P 500 Index or related ETF beyond the exercise price (plus the premium received) of the option. In a rising market, the Funds could significantly underperform the market. The Funds’ option strategies may not fully protect it against declines in the value of the market. Cash received from premiums will enhance returns in declining markets, but the Funds will continue to bear the risk of a decline in the value of the securities held in their portfolios. The benefit from writing a call option is limited to the amount of premiums received. In a period of a sharply falling equity market, the Funds will likely also experience sharp declines in their net asset values.

I. Redemption Fees — All classes of the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in- first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in cost of shares repurchased on the Statement of Changes in Net Assets. Redemption fees are credited to paid-in capital and are allocated to each share class of the Fund on a pro-rata basis at the time of the payment.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

3. AGREEMENTS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the period ended June 30, 2008, GSAM’s contractual Management fees are listed below along with the effective rate for the period:

					Effective Net
	Contractual Management Rate				Management
	Up to	Next	Over	Effective	Rate
Fund	$1 billion	$1 billion	$2 billion	Rate	(after waiver)

U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.75%	0.75%

International Equity Dividend and Premium	0.81	0.73	0.69	0.81	0.81

Structured Tax-Managed Equity	0.70	0.63	0.60	0.70	0.65	*

Structured International Tax-Managed Equity	0.85	0.77	0.73	0.85	0.81	*

*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve an effective management rate of 0.65% and 0.81% as an annual percentage rate of average daily net assets of the Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively, for the period ended June 30, 2008.

B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services which may not exceed, on an annual basis, 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive under the Plans a separate fee to compensate service organizations for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

3. AGREEMENTS (continued)

Goldman Sachs serves as Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the period ended June 30, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

U.S. Equity Dividend and Premium	$10,200	N/A	$—

International Equity Dividend and Premium	—*	N/A	—

Structured Tax-Managed Equity	14,800	$—	—

Structured International Tax-Managed Equity	—	N/A	—

*	Amount rounds below $100.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Structured Tax-Managed Equity Fund, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, and Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and Transfer Agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
The Other Expense limitations for the U.S. Equity Dividend and Premium Fund, International Equity Dividend and Premium, Structured Tax-Managed Equity and the Structured International Tax-Managed Equity Funds as an annual percentage rate of average daily net assets were 0.054%, 0.054%, 0.004% and 0.014%, respectively.
For the period ended June 30, 2008, GSAM has voluntarily waived certain Management fees and agreed to reimburse certain Other Expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the Transfer Agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Management	Other	Expense Credits	Total
	Fee	Expense	Transfer	Expense
Fund	Waiver	Reimbursement	Agent Fee	Reductions

U.S. Equity Dividend and Premium	$—	$39	$3	$42

International Equity Dividend and Premium	—	126	—	126

Structured Tax-Managed Equity	74	153	3	230

Structured International Tax-Managed Equity	13	127	—	140

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

3. AGREEMENTS (continued)

As of June 30, 2008, the amounts owed to affiliates were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

U.S. Equity Dividend and Premium	$187	$53	$37	$277

International Equity Dividend and Premium	13	1	1	15

Structured Tax-Managed Equity	157	74	40	271

Structured International Tax-Managed Equity	92	27	21	140

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended June 30, 2008 were as follows:

		Sales and
Fund	Purchases	Maturities

U.S. Equity Dividend and Premium	$34,690,032	$62,411,557

International Equity Dividend and Premium	21,367,614	969,174

Structured Tax-Managed Equity	215,593,558	245,383,640

Structured International Tax-Managed Equity	181,376,568	39,303,777

For the period ended June 30, 2008, Goldman Sachs and its affiliates earned approximately $2,300, $2,100, $1,200 and $14,500 of brokerage commissions from portfolio transactions, including futures (executed with Goldman Sachs as the Futures Commission Merchant) and written options transactions, executed on behalf of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.

Fair Value Hierarchy — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) which provides guidance in using fair value to measure investment assets and liabilities. The Funds adopted FAS 157 as of the beginning of January 2008. FAS 157 establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

			International Equity
	U.S. Equity Dividend and Premium		Dividend and Premium
	Investments in	Other	Investments in	Other
	Securities	Investments-	Securities	Investments-
Level	Long-Assets	Liabilities	Long-Assets	Liabilities

Level 1	$280,256,334	$(358,960)	$2,541,389	$(80,073)

Level 2	12,167,219	(1,925,520)	16,016,863	(25,776)

Level 3	—	—	—	—

Total	$292,423,553	$(2,284,480)	$18,558,252	$(105,849)

			Structured International
	Structured Tax-Managed Equity		Tax-Managed Equity
	Investments in	Other	Investments in	Other
	Securities	Investments-	Securities	Investments-
Level	Long-Assets	Liabilities	Long-Assets	Liabilities

Level 1	$289,527,486	$(15,778)	$9,153,471	$(33,937)

Level 2	5,747,816	—	126,675,222	—

Level 3	—	—	—	—

Total	$295,275,302	$(15,778)	$135,828,693	$(33,937)

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisers, a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the period ended June 30, 2008, are reported parenthetically under Investment Income on the Statements of Operations. The U.S. Equity Dividend and Premium and the International Equity Dividend and Premium Funds do not participate in the securities lending program.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

5. SECURITIES LENDING (continued)

The table below details securities lending activity as of, and for the period ended June 30, 2008:

	Earnings of	Earnings Received by
	GSAL Relating to	the Funds From	Amount Payable to
	Securities Loaned	Lending to Goldman	Goldman Sachs Upon
	for the period	Sachs for the period	Return of Securities
	ended	ended	Loaned as of
Fund	June 30, 2008	June 30, 2008	June 30, 2008

Structured Tax-Managed Equity	$5,710	$6,038	$3,666,650

Structured International Tax-Managed Equity	8,118	43	—

6. LINE OF CREDIT FACILITY

The Funds (except for the International Equity Dividend and Premium, and the Structured International Tax-Managed Equity Funds, which are pending) participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management or investment advisory agreements with GSAM or affiliates. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2008, the Funds did not have any borrowings under the facility.

7. TAX INFORMATION

As of the Structured Tax-Managed Equity Fund’s most recent fiscal year end, December 31, 2007, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Structured
Tax-Managed
Equity

Capital loss carryforward:(1)
Expiring 2009	$(16,243,287)
Expiring 2010	(20,748,975)
Expiring 2011	(209,608)
Expiring 2015	(19,869,694)

Total capital loss carryforward	$(57,071,564)

Timing differences (post-October losses/certain REIT distributions)	$(11,042,260)

(1)	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be substantially limited under the Code.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

7. TAX INFORMATION (continued)

At June 30, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		International		Structured
	U.S. Equity	Equity	Structured	International
	Dividend and	Dividend and	Tax-Managed	Tax-Managed
	Premium	Premium	Equity	Equity

Tax cost	$328,218,331	$20,527,862	$241,417,642	$137,057,898

Gross unrealized gain	17,202,950	482,354	58,786,845	3,688,200
Gross unrealized loss	(52,997,728)	(2,451,964)	(4,929,185)	(4,917,405)

Net unrealized security gain (loss)	$(35,794,778)	$(1,969,610)	$53,857,660	$(1,229,205)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the difference in tax treatment of real estate investment trusts, wash sales and net mark to market gains (losses) on Section 1256 options and futures contracts.

8. OTHER MATTERS

As of June 30, 2008, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 31% of the outstanding shares of the International Equity Dividend and Premium Fund.
In addition, as of June 30, 2008, the Income Strategies Portfolio was a beneficial owner of approximately 11% of the outstanding shares of the International Equity Dividend and Premium Fund.

Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be minimal.

New Accounting Pronouncements — In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund
	For the Six Months Ended		For the Year Ended
	June 30, 2008 (Unaudited)		December 31, 2007
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,386,348	$43,241,354	12,746,027	$143,814,103
Reinvestment of dividends and distributions	181,288	1,702,272	1,727,757	18,501,257
Shares redeemed	(7,174,314)	(70,218,818)	(7,758,808)	(86,638,177)

	(2,606,678)	(25,275,192)	6,714,976	75,677,183

Class C Shares
Shares sold	107,741	1,063,376	910,051	10,271,760
Reinvestment of dividends and distributions	4,866	45,764	63,276	675,317
Shares redeemed	(241,162)	(2,367,452)	(153,903)	(1,702,484)

	(128,555)	(1,258,312)	819,424	9,244,593

Institutional Shares
Shares sold	3,039,248	30,137,921	5,420,442	60,974,841
Reinvestments of dividends and distributions	49,680	464,586	625,473	6,691,149
Shares redeemed	(2,053,129)	(19,983,503)	(2,601,311)	(28,380,474)

	1,035,799	10,619,004	3,444,604	39,285,516

NET INCREASE (DECREASE)	(1,699,434)	$(15,914,500)	10,979,004	$124,207,292

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Dividend
	and Premium Fund
	For the Period Ended
	June 30, 2008(a) (Unaudited)
	Shares	Dollars

Class A Shares
Shares sold	347,249	$3,454,926
Reinvestment of dividends and distributions	5,775	53,675
Shares redeemed	(205)	(1,915)

	352,819	3,506,686

Class C Shares
Shares sold	1,001	10,010
Reinvestment of dividends and distributions	20	184

	1,021	10,194

Institutional Shares
Shares sold	2,157,120	21,249,067
Reinvestments of dividends and distributions	35,631	331,309
Shares redeemed	(334,073)	(3,080,798)

	1,858,678	18,499,578

NET INCREASE	2,212,518	$22,016,458

(a)	Commenced operations on January 31, 2008.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Structured Tax-Managed Equity Fund
	For the Six Months Ended		For the Year Ended
	June 30, 2008 (Unaudited)		December 31, 2007
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,728,892	$29,067,442	14,418,974	$175,579,518
Shares converted from Class B(a)	133,614	1,436,059	29,798	357,368
Reinvestment of dividends and distributions	—	—	178,042	2,081,311
Shares redeemed	(5,317,553)	(56,394,530)	(5,485,852)	(65,441,688)

	(2,455,047)	(25,891,029)	9,140,962	112,576,509

Class B Shares
Shares sold	7,374	76,299	104,253	1,204,930
Shares converted to Class A(a)	(138,870)	(1,436,059)	(31,069)	(357,368)
Shares redeemed	(341,348)	(3,492,235)	(467,086)	(5,388,849)

	(472,844)	(4,851,995)	(393,902)	(4,541,287)

Class C Shares
Shares sold	93,542	973,590	458,500	5,280,433
Reinvestment of dividends and distributions	—	—	2,421	27,234
Shares redeemed	(357,400)	(3,640,813)	(350,997)	(4,063,566)

	(263,858)	(2,667,223)	109,924	1,244,101

Institutional Shares
Shares sold	1,501,981	16,439,318	2,506,264	30,860,040
Reinvestment of dividends and distributions	—	—	34,093	405,369
Shares redeemed	(1,750,237)	(18,859,139)	(2,224,712)	(26,745,170)

	(248,256)	(2,419,821)	315,645	4,520,239

Service Shares
Shares sold	—	—	8,997	106,455
Reinvestment of dividends and distributions	—	—	56	650
Shares redeemed	(6,217)	(64,745)	(4,460)	(52,836)

	(6,217)	(64,745)	4,593	54,269

NET INCREASE (DECREASE)	(3,446,222)	$(35,894,813)	9,177,222	$113,853,831

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Structured International Tax-Managed
	Equity Fund
	For the Period Ended
	June 30, 2008(a) (Unaudited)
	Shares	Dollars

Class A Shares
Shares sold	14,061,314	$142,092,690
Shares redeemed	(870,476)	(9,065,646)

	13,190,838	133,027,044

Class C Shares
Shares sold	1,001	10,010

	1,001	10,010

Institutional Shares
Shares sold	1,659,531	16,861,522
Shares redeemed	(846,899)	(8,640,708)

	812,632	8,220,814

NET INCREASE	14,004,471	$141,257,868

(a)	Commenced operations on January 31, 2008.

10. SUBSEQUENT EVENT

Effective July 1, 2008, GSAM contractually reduced its Management Fees for the Funds to achieve the following rates:

	Contractual Management Rate
	Up to	Next	Next	Next	Over
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion

U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%

International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67

Structured Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58

Structured International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net	From tax
	beginning	investment		and unrealized	investment	investment	realized	return of	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	capital	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2008 - A	$10.34	$0.10		$(1.11)	$(1.01)	$(0.11)	$—	$—	$(0.11)
2008 - C	10.35	0.07		(1.12)	(1.05)	(0.07)	—	—	(0.07)
2008 - Institutional	10.34	0.12		(1.12)	(1.00)	(0.13)	—	—	(0.13)

FOR THE YEARS ENDED DECEMBER 31,

2007 - A	10.97	0.29	(d)	0.05	0.34	(0.29)	(0.68)	—	(0.97)
2007 - C	10.99	0.20	(d)	0.06	0.26	(0.22)	(0.68)	—	(0.90)
2007 - Institutional	10.97	0.33	(d)	0.06	0.39	(0.34)	(0.68)	—	(1.02)

2006 - A	10.09	0.34	(e)	1.11	1.45	(0.28)	(0.28)	(0.01)	(0.57)
2006 - C	10.09	0.26	(e)	1.10	1.36	(0.17)	(0.28)	(0.01)	(0.46)
2006 - Institutional	10.10	0.40	(e)	1.09	1.49	(0.33)	(0.28)	(0.01)	(0.62)

FOR THE PERIOD ENDED DECEMBER 31,(g)

2005 - A	10.00	0.13		0.07	0.20	(0.09)	(0.02)	—	(0.11)
2005 - C	10.00	0.12		0.06	0.18	(0.07)	(0.02)	—	(0.09)
2005 - Institutional	10.00	0.13		0.09	0.22	(0.10)	(0.02)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Amounts include income recognized from special dividends which equal $0.05 per share and 0.43% of average net assets.
(e)	Amounts include income recognized from special dividends which equal $0.10 per share and 0.93% of average net assets.

(f)	Total return reflects the impact of payments received for special dividends recorded this year. Excluding such payments, the total return would have been 13.52%, 12.74% and 13.98%, respectively.

(g)	The Fund commenced operations on August 31, 2005.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

								Ratios assuming no
								expense reductions
						Ratio of				Ratio of
			Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset			end of	net expenses		income		total expenses		income		Portfolio
value, end	Total		period	to average		to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$9.22	(9.83)%		$190,571	1.24	%(c)	2.08	%(c)	1.27	%(c)	2.05	%(c)	11%
9.23	(10.17)		13,261	1.99	(c)	1.33	(c)	2.02	(c)	1.30	(c)	11
9.21	(9.64)		82,950	0.84	(c)	2.52	(c)	0.87	(c)	2.49	(c)	11

10.34	2.99		240,787	1.24		2.57	(d)	1.26		2.55	(d)	53
10.35	2.19		16,209	1.99		1.78	(d)	2.01		1.76	(d)	53
10.34	3.39		82,388	0.84		2.90	(d)	0.86		2.88	(d)	53

10.97	14.53	(f)	181,756	1.24		3.25	(e)	1.53		2.96	(e)	63
10.99	13.64	(f)	8,201	1.99		2.48	(e)	2.28		2.19	(e)	63
10.97	14.99	(f)	49,601	0.84		3.80	(e)	1.13		3.51	(e)	63

10.09	2.02		38,977	1.24	(c)	3.98	(c)	2.61	(c)	2.61	(c)	21
10.09	1.82		1,031	1.99	(c)	3.65	(c)	3.20	(c)	2.43	(c)	21
10.10	2.19		3,781	0.82	(c)	3.76	(c)	3.25	(c)	1.33	(c)	21

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from
		Investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	loss	operations	income

FOR THE PERIOD ENDED JUNE 30, (UNAUDITED)(d)

2008 - A	$10.00	$0.25	$(0.85)	$(0.60)	$(0.22)
2008 - C	10.00	0.20	(0.83)	(0.63)	(0.18)
2008 - Institutional	10.00	0.26	(0.83)	(0.57)	(0.23)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Commenced operations on January 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

					Ratios assuming no
					expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net Investment
Net asset		end of	net expenses	income	total expenses	Income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)	rate

$9.18	(6.02)%	$3,239	1.30%	6.10%	3.79%	3.61%	7%
9.19	(6.29)	9	2.05	4.89	4.54	2.40	7
9.20	(5.72)	17,093	0.90	6.21	3.39	3.72	7

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From tax
	beginning	investment	and unrealized	investment	investment	return of	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	capital	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2008 - A	$11.50	$0.04	$(1.35)	$(1.31)	$—	$—	$—
2008 - B	11.10	(0.01)	(1.28)	(1.29)	—	—	—
2008 - C	11.06	(0.01)	(1.28)	(1.29)	—	—	—
2008 - Institutional	11.69	0.06	(1.36)	(1.30)	—	—	—
2008 - Service	11.49	0.03	(1.34)	(1.31)	—	—	—

FOR THE YEARS ENDED DECEMBER 31,

2007 - A	11.72	0.08	(0.20)	(0.12)	(0.07)	(0.03)	(0.10)
2007 - B	11.30	(0.01)	(0.19)	(0.20)	—	—
2007 - C	11.27	(0.01)	(0.19)	(0.20)	(0.01)	— (c)	(0.01)
2007 - Institutional	11.91	0.13	(0.21)	(0.08)	(0.10)	(0.04)	(0.14)
2007 - Service	11.70	0.07	(0.20)	(0.13)	(0.06)	(0.02)	(0.08)

2006 - A	10.39	0.08	1.32	1.40	(0.07)	—	(0.07)
2006 - B	10.04	— (c)	1.26	1.26	—	—	—
2006 - C	10.02	— (c)	1.25	1.25	—	—	—
2006 - Institutional	10.56	0.14	1.31	1.45	(0.10)	—	(0.10)
2006 - Service	10.37	0.07	1.30	1.37	(0.04)	—	(0.04)

2005 - A	9.56	0.04	0.80	0.84	(0.01)	—	(0.01)
2005 - B	9.30	(0.03)	0.77	0.74	—	—	—
2005 - C	9.28	(0.03)	0.77	0.74	—	—	—
2005 - Institutional	9.70	0.09	0.81	0.90	(0.04)	—	(0.04)
2005 - Service	9.54	0.03	0.80	0.83	—	—	—

2004 - A	8.09	0.06	1.45	1.51	(0.04)	—	(0.04)
2004 - B	7.90	(0.01)	1.41	1.40	—	—	—
2004 - C	7.88	(0.01)	1.41	1.40	—	—	—
2004 - Institutional	8.21	0.10	1.47	1.57	(0.08)	—	(0.08)
2004 - Service	8.06	0.05	1.44	1.49	(0.01)	—	(0.01)

2003 - A	6.27	0.02	1.80	1.82	—	—	—
2003 - B	6.16	(0.03)	1.77	1.74	—	—	—
2003 - C	6.15	(0.03)	1.76	1.73	—	—	—
2003 - Institutional	6.33	0.05	1.83	1.88	—	—	—
2003 - Service	6.24	0.01	1.81	1.82	—	—	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total Returns for period less then one full year are not annualized. Return do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.19	(11.39)%	$188,826	1.09	%(d)	0.66	%(d)	1.25	%(d)	0.50	%(d)	71%
9.81	(11.62)	13,037	1.84	(d)	(0.11	)(d)	2.00	(d)	(0.27	)(d)	71
9.77	(11.66)	23,928	1.84	(d)	(0.11	)(d)	2.00	(d)	(0.27	)(d)	71
10.39	(11.12)	54,201	0.69	(d)	1.08	(d)	0.85	(d)	0.92	(d)	71
10.18	(11.40)	291	1.19	(d)	0.53	(d)	1.35	(d)	0.37	(d)	71

11.50	(0.92)	241,192	1.10		0.65		1.24		0.51		73
11.10	(1.77)	20,010	1.85		(0.11)		1.99		(0.25)		73
11.06	(1.75)	30,008	1.85		(0.10)		1.99		(0.24)		73
11.69	(0.65)	63,913	0.70		1.05		0.84		0.91		73
11.49	(1.10)	400	1.20		0.55		1.34		0.41		73

11.72	13.34	138,732	1.09		0.77		1.32		0.54		90
11.30	12.55	24,820	1.84		(0.01)		2.07		(0.24)		90
11.27	12.48	29,340	1.84		0.01		2.07		(0.22)		90
11.91	13.76	61,338	0.69		1.21		0.92		0.98		90
11.70	13.21	354	1.19		0.63		1.42		0.40		90

10.39	8.77	76,268	1.19		0.45		1.55		0.10		92
10.04	7.96	25,218	1.94		(0.33)		2.29		(0.68)		92
10.02	7.97	22,687	1.94		(0.33)		2.29		(0.68)		92
10.56	9.25	17,843	0.79		0.89		1.15		0.52		92
10.37	8.70	411	1.29		0.32		1.64		(0.03)		92

9.56	18.69	40,125	1.21		0.64		1.57		0.28		102
9.30	17.72	27,405	1.96		(0.12)		2.32		(0.48)		102
9.28	17.77	22,431	1.96		(0.12)		2.32		(0.48)		102
9.70	19.10	4,177	0.81		1.16		1.17		0.80		102
9.54	18.54	553	1.31		0.50		1.67		0.14		102

8.09	29.03	35,664	1.25		0.25		1.57		(0.07)		73
7.90	28.25	26,689	2.00		(0.50)		2.32		(0.82)		73
7.88	28.13	22,832	2.00		(0.50)		2.32		(0.82)		73
8.21	29.70	2,814	0.85		0.65		1.17		0.33		73
8.06	29.17	856	1.35		0.15		1.67		(0.17)		73

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from
		Investment operations
	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Year - Share Class	of period	income	loss	operations

FOR THE PERIOD ENDED JUNE 30, (UNAUDITED)(c)

2008 - A	$10.00	$0.11	$(0.33)	$(0.22)
2008 - C	10.00	0.15	(0.39)	(0.24)
2008 - Institutional	10.00	0.10	(0.30)	(0.20)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Annualized.

(c)	Commenced operations on January 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

					Ratios assuming no
					expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net Investment
Net asset		end of	net expenses	income	total expenses	Income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(a)	(in 000s)	net assets(b)	net assets(b)	net assets(b)	net assets(b)	rate

$9.78	(2.20)%	$129,044	1.26%	4.91%	4.41%	1.76%	42%
9.76	(2.40)	10	2.01	3.64	5.16	0.48	42
9.80	(2.00)	7,962	0.86	3.81	4.01	0.66	42

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Structured Tax-Managed Equity Fund and Goldman Sachs Structured International Tax-Managed Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.
The Management Agreement was most recently approved by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings resulting from these undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement; (f) the relative expense levels of the Funds as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and each of the Funds (except for the Structured International Tax-Managed Equity and International Equity and Dividend and Premium Funds, which commenced operations in 2008); (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Funds; (j) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedules to further reduce the fee rates charged on assets above specified levels; (k) information on the advisory fees charged to institutional accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (m) the current pricing and profitability of the Funds’ transfer agent; and (n) the nature and quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and the Funds, and each Fund’s investment performance, fees and expenses, including the Funds’ expense trends over time and existing and proposed breakpoints in the fee rates payable under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, sales and redemptions, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

payment of Rule 12b-1 distribution and service fees by the Funds and non-Rule 12b-1 shareholder service and administration plan fees by the Service Shares of the applicable Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Funds’ transfer agent and distributor and that Goldman Sachs Agency Lending provides as securities lending agent. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (with the exceptions of the Structured International Tax-Managed Equity and International Equity Dividend and Premium Funds, which commenced operations in 2008) to the performance of other SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three- and five-year periods ended December 31, 2007, to the extent that each Fund has been in existence for those periods, and since inception. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that International Equity Dividend and Premium Fund and Structured International Tax-Managed Equity Fund commenced operations in 2008 and that these Funds were providing acceptable performance to investors in light of their investment policies and market conditions. The Trustees believed that each of the other Funds was providing investment performance within a competitive range for long-term investors and that the Investment Adviser’s continued management would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rate payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of a Fund that commenced investment operations within a shorter period, since the year in which it commenced operations), comparing the Fund’s expenses to the category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and waivers/reimbursements to those of peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and waive a portion of the Structured International Tax-Managed Equity and Structured Tax-Managed Equity Funds’ management fees.
They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Funds differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds (except for the Structured International Tax-Managed Equity and International Equity and Dividend and Premium Funds, which commenced operations in 2008). In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and the applicable Funds were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to the information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds, which had been implemented at the following annual percentages of the average daily net assets of the Funds:

		International		Structured
	U.S. Equity	Equity Dividend	Structured	International
	Dividend and	and Premium	Tax-Managed	Tax-Managed
	Premium Fund	Fund	Equity Fund	Equity Fund

First $1 billion	0.75%	0.81%	0.70%	0.85%
Next $1 billion	0.68	0.73	0.63	0.77
Next $3 billion	0.65	0.69	0.60	0.73
Next $3 billion	0.64	0.68	0.59	0.72
Over $8 billion	0.63	0.67	0.58	0.71

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

mutual funds; and the Investment Adviser’s voluntary undertakings to limit fees and “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds.

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization.

New Funds
The Trustees noted that, with respect to the International Equity Dividend and Premium Fund and Structured International Tax-Managed Equity Fund, each of which commenced investment operations on January 31, 2008, the Trustees had also considered, at a meeting held on May 10, 2007, (i) the initial appointment of the Investment Adviser to serve as the Funds’ investment adviser and (ii) the initial approval of the Funds’ Management Agreement. The Management Agreement was approved and continued with respect to these Funds at a meeting held on June 13, 2007. At those meetings, the Trustees considered, in addition to the above factors, the Investment Adviser’s ability to provide services to the Funds. In this regard, the Trustees noted that, although the Funds were new, many of the portfolio personnel who would be providing services to the Fund were currently providing services to other investment portfolios of the Trust. The Trustees concluded that the Investment Adviser would be able to provide quality services to the Funds. The Trustees considered the Funds’ anticipated assets under management and the fee comparisons that had been provided. They noted that the costs to the Investment Adviser in providing its services and the related profitability information would be reviewed periodically by the Trustees. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit the Funds’ “other expenses” ratios (excluding certain expenses) to specified levels and considered the Investment Adviser’s potential profitability with respect to each Fund at its anticipated asset level.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses (Unaudited) — Period Ended June 30, 2008

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) and contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class and C Shares); and other fund expenses. This example is intended to help you understand your ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund#				Structured Tax-Managed Equity Fund				Structured International Tax-Managed Equity Fund#
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		six months ended	Account Value	Account Value		six months ended	Account Value	Account Value		six months ended	Account Value	Account Value		six months ended
Share Class	1/1/08	6/30/08		6/30/08*	1/1/08	6/30/08		6/30/08*	1/1/08	6/30/08		6/30/08*	1/1/08	6/30/08		6/30/08*
Class A
Actual	$1,000	$901.70		$5.86	$1,000	$939.80		$5.20	$1,000	$886.10		$5.11	$1,000	$978.00		$5.10
Hypothetical 5% return	1,000	1,018.70	+	6.22	1,000	1,015.27	+	5.40	1,000	1,019.44	+	5.47	1,000	1,015.47	+	5.20

Class B
Actual									1,000	883.80		8.66
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.66	+	9.27	N/A	N/A		N/A

Class C
Actual	1,000	898.30		9.39	1,000	937.10		8.19	1,000	883.40		8.62	1,000	976.00		8.19
Hypothetical 5% return	1,000	1,014.97	+	9.97	1,000	1,012.17	+	8.51	1,000	1,015.66	+	9.27	1,000	1,012.34	+	8.34

Institutional
Actual	1,000	903.60		3.98	1,000	942.80		3.61	1,000	888.80		3.24	1,000	980.00		3.51
Hypothetical 5% return	1,000	1,020.69	+	4.22	1,000	1,016.92	+	3.74	1,000	1,021.43	+	3.47	1,000	1,017.08	+	3.58

Service
Actual									1,000	886.00		5.58
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.95	+	5.97	N/A	N/A		N/A

#	Commenced operations on January 31, 2008.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

U.S. Equity Dividend and Premium	1.24%	N/A	1.99%	0.84%	N/A
International Equity Dividend and Premium	1.30	N/A	2.05	0.90	N/A
Structured Tax-Managed Equity	1.09	1.84%	1.84	0.69	1.19%
Structured International Tax-Managed Equity	1.26	N/A	2.01	0.86	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $828 billion in assets under management as of March 31, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ California AMT-Free Municipal Fund
■ New York AMT-Free Municipal Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund

Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured U.S. Equity Flex Fund
■ Structured Large Cap
Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Small Cap Value Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio

Retirement Strategies[2]

International Equity
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ Concentrated Emerging Markets
Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and
Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Tollkeeper FundSM
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

For the Goldman Sachs U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured International Tax-Managed and Structured Tax-Managed Equity Funds, IRS Circular 230 disclosure: Goldman, Sachs & Co. (”Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2008 Goldman, Sachs & Co.  All rights reserved.  08-0000 SPECADVSAR / 16K / 06-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	September 5, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	September 5, 2008